UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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☐	Soliciting Material under § 240.14a-12
SPECTRUM PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2021 PROXY STATEMENT

SPECTRUM PHARMACEUTICALS

Redefining Cancer Care

To Our Fellow Stockholders,
We value this opportunity to share our perspectives regarding the work we undertook for our stockholders during 2020. Our objective is to guide and oversee the company in the creation of long-term value through the execution of an innovative business strategy, a commitment to corporate ethics, careful risk oversight, human capital development, a commitment to sustainability, and creating positive societal impact. In pursuit of these objectives, we are pleased to share with you an overview of our priorities and actions during the year.
ADVANCING TOWARD OUR VISION
Spectrum’s mission is to attack cancer and improve care so people can live longer, more fulfilling lives. 2020 brought new challenges for all of us due to the COVID-19 global pandemic. Our team rose to these new challenges with courage, perseverance, and creativity. Cancer did not take a pause due to COVID-19 and neither did Spectrum. We remain focused on our two late-stage assets, ROLONTIS® (eflapegrastim) and poziotinib, and continue to pursue additional product candidates in oncology therapeutics, immuno-oncology, and supportive care. We are building a portfolio of novel and targeted drugs, primarily in the field of oncology, through acquisition and partnerships. We advance our programs through the development process and make them available to patients by working with physicians and care givers, academic institutions, and other corporate leaders across the industry. We pride ourselves on uncovering unique therapies and advancing treatment options. These collaborative efforts will continue to shape the future of our pipeline and our company.
HUMAN CAPITAL MANAGEMENT
At Spectrum, we believe diversity drives innovation and is key to our success. We are deeply committed to hiring and promoting inclusively, championing pay equity, increasing diverse representation at all levels, and fostering an inclusive culture that gives every employee the opportunity to do their best work. We believe a critical driver of our future growth is our ability to grow leaders. This starts with how we recruit new employees and extends to the many ways we support their professional development and career growth. We remain committed to ensuring that we include a highly qualified and diverse group of directors as well as employees who are well-equipped to oversee the success of our business and effectively represent your interests.
CULTIVATING A STRONG ETHICAL CULTURE
Our Nominating and Corporate Governance Committee oversees our overall ethical culture. We require employees to maintain the highest possible ethical standards in their dealings with customers, third parties, suppliers, competitors, co-workers, and the public in general. The integrity, reputation, and profitability of Spectrum ultimately depend upon the individual actions of each employee. We work with management to set and communicate Spectrum’s ethical “tone”, which guides our conduct and protects our reputation. We believe employees’ actions are significantly influenced by an organization’s culture and the corporate environment influences how employees make decisions. We maintain a robust ethics and compliance program directed by our Global Compliance Officer, with whom the Board of Directors (the “Board”) meets regularly. We assess employee surveys, employee turnover, and the company's incentive plans to confirm that the goals and performance are both reasonable and aligned.

CORPORATE GOVERNANCE
Governance is a continuing focus of the company. Over the years, the Board has implemented numerous corporate governance enhancements to strengthen the rights of stockholders and to serve their long-term interests. Looking back, we have improved our corporate governance in numerous ways, based substantially on feedback and discussions with you, our stockholders. To enhance transparency and accountability, in 2020, we redesigned our Proxy Statement, adding disclosure in key investor focus areas, including stockholder engagement, board diversity and the general oversight of Spectrum's sustainability activities. In recent years, your Board has worked to strategically refresh its membership to ensure it has the breadth of experience to guide Spectrum during times like these - when companies are facing new and unexpected challenges. Even in the face of this current environment of uncertainty, we continue to believe Spectrum has an unprecedented opportunity to do more for our patients and, ultimately, our stockholders.

It is my pleasure to invite you to attend the 2021 Annual Meeting of Stockholders of Spectrum Pharmaceuticals, Inc. (the “Annual Meeting”) on Thursday, June 17, 2021 at 10:00 a.m. Pacific Time, at our corporate headquarters located at 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052. Enclosed you will find a notice setting forth the items we expect to address at the Annual Meeting and our Proxy Statement. I encourage you to read the pages that follow that tell you more about our Board, our team, our strategy, our pay, and our culture. We ask for your voting support on the items described in the Proxy Statement so we can have the opportunity to continue to deliver for you, our stockholders. Whether or not you plan to attend the Annual Meeting in person, we urge you to access the proxy materials online and cast your vote using the instructions provided so that your shares are represented at the Annual Meeting.

On behalf of the Board and our management team, I would like to thank you for your continued investment and support of Spectrum Pharmaceuticals.

Sincerely,

Joseph W. Turgeon
President and Chief Executive Officer
April 28, 2021

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held Thursday, June 17, 2021
To our Stockholders,
Notice is hereby given that the 2021 Annual Meeting of Stockholders of Spectrum Pharmaceuticals, Inc. (which we refer to as the “Annual Meeting” in the Proxy Statement) will be held at our corporate headquarters located at 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052 on Thursday, June 17, 2021 at 10:00 a.m. Pacific Time. The Annual Meeting will be held for the following purposes:
1.Election of Directors. To elect the seven director nominees named in the Proxy Statement to serve until our Annual Meeting to be held in 2022, or until their successors are duly elected and qualified.
2.Advisory Vote on the Compensation of Our Named Executive Officers. To approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of the Proxy Statement.
3.Ratification of Selection of Independent Registered Public Accounting Firm. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
4.Other Business. To consider and act upon such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.
The Board of Directors recommends that you vote “FOR” each of the director nominees named in Proposal 1 and “FOR” Proposals 2 and 3.
The Board of Directors has fixed the close of business on April 20, 2021 as the record date for determining the holders of our common stock entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. Only stockholders of record at the close of business on the record date are entitled to such notice and to vote, in person or by proxy, at the Annual Meeting.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy and voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled “How can I vote my shares of Spectrum stock” in the Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

Spectrum Pharmaceuticals	2021 PROXY STATEMENT

We are actively monitoring COVID-19 developments and related public health concerns and are developing contingency plans in the event any changes to the date, time or location of the Annual Meeting are deemed necessary or appropriate. We are experiencing unprecedented times in modern history both in the U.S. and around the world. This pandemic is causing substantial disruption to our healthcare systems and severely impacting the global economy. At Spectrum, we are focused on doing our part to help mitigate the spread of COVID-19 and protect the safety and well-being of those around us, including our employees, healthcare providers, patients and broader communities, while striving to ensure that patients continue to gain access to the medications that they need. We have taken important actions to-date, and are regularly evaluating any potential impact on our business and assessing our preparedness and our plans to address the evolving circumstances. If we determine to make any change in the date, time or location, or to hold the Annual Meeting virtually by remote communication, an announcement of such changes will be made through a press release that will also be filed with the Securities and Exchange Commission as additional proxy materials and we will post details at http://investor.sppirx.com/shareholder-services/annual-meeting. Please check http://investor.sppirx.com/shareholder-services/annual-meeting in advance of the date of the Annual Meeting if you are planning to attend in person. If we elect to hold a virtual meeting, this will not have any impact on your ability to vote by proxy using the enclosed proxy card, vote by proxy on the internet or vote by proxy over the telephone, each as explained in this Proxy Statement. As always, we encourage you to vote your shares prior to the Annual Meeting.

Sincerely,

Joseph W. Turgeon
President and Chief Executive Officer
Approximate Date of Mailing of Notice of Internet
Availability of Proxy Materials: April 28, 2021

2021 PROXY STATEMENT	Spectrum Pharmaceuticals

Spectrum Pharmaceuticals	2021 PROXY STATEMENT

2021 PROXY STATEMENT	Spectrum Pharmaceuticals

Cautionary Note Concerning Forward-Looking Statements
This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements containing forward-looking words, such as, “believes,” “may,” “could,” “will,” “expects,” “intends,” “estimates,” “anticipates,” “plans,” “seeks,” “continues,” or the negative thereof or variation thereon or similar terminology (although not all forward-looking statements contain these words). Such forward-looking statements are based on the reasonable beliefs of our management as well as assumptions made by and information currently available to our management. Readers should not put undue reliance on these forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from the results, performance or achievements expressed or implied thereby. For a detailed discussion of these risks and uncertainties see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed on March 31, 2021 with the Securities and Exchange Commission (the “SEC”). Except as required by law, we do not undertake to update any such forward-looking statements.

Spectrum Pharmaceuticals	2021 PROXY STATEMENT

PROXY STATEMENT
The enclosed Proxy Statement is solicited on behalf of the Board of Directors (the “Board”) of Spectrum Pharmaceuticals, Inc. (“Spectrum,” the “Company,” “we,” “us,” or “our”), for use at the 2021 Annual Meeting of Stockholders to be held on June 17, 2021 at 10:00 a.m. Pacific Time (the “Annual Meeting”), or at any postponements or adjournments thereof. The Annual Meeting is being held for the purposes described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.
QUESTIONS AND ANSWERS ABOUT THE
ANNUAL MEETING AND VOTING
The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the SEC. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about the Proxy Statement or the Annual Meeting, please see “Whom should I contact with other questions?” below.
1.What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice of Annual Meeting, and any other matters that properly come before the Annual Meeting.
2.When and where will the Annual Meeting be held?

You are invited to attend the Annual Meeting on Thursday, June 17, 2021 at 10:00 a.m. Pacific Time. The Annual Meeting is expected to be held at our corporate headquarters located at 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052.

We are actively monitoring COVID-19 developments and related public health concerns and developing contingency plans in the event any changes to the date, time or location of the Annual Meeting are deemed necessary or appropriate. The health and well-being of our employees and stockholders are important. If we determine to make any change in the date, time or location, or to hold the Annual Meeting virtually by remote communication, an announcement of such changes will be made through a press release that will also be filed with the SEC as additional proxy materials and we will post details at http://investor.sppirx.com/shareholder-services/annual-meeting. Please check http://investor.sppirx.com/shareholder-services/annual-meeting in advance of the date of the Annual Meeting if you are planning to attend in person. If we elect to hold a virtual meeting, this will not have any impact on your ability to vote by proxy using the enclosed proxy card, vote by proxy on the internet or vote by proxy over the telephone, each as explained in this Proxy Statement. As always, we encourage you to vote your shares prior to the Annual Meeting.

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Spectrum Pharmaceuticals	2021 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

3.Why am I receiving these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting, and at any adjournment or postponement thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting in person to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement. Whether or not you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting and to minimize our proxy solicitation costs.
4.Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

Instead of mailing printed copies to each of our stockholders, we have elected to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of our proxy materials by sending a Notice of Internet Availability of Proxy Materials (a “Notice”), which provides instructions for how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about April 28, 2021, we will mail a Notice to each of our stockholders who held shares as of April 20, 2021, which is the Record Date for the Annual Meeting. The Notice contains instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”). The Notice also provides instructions on how to vote your shares.
5.What is the purpose of complying with the SEC’s “notice and access” rules?

We believe compliance with the SEC’s “notice and access” rules will allow us to provide our stockholders with the materials they need to make informed decisions about the matters to be voted upon at the Annual Meeting, while lowering the costs of printing and delivering those materials and reducing the environmental impact of our Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.
6.What am I being asked to vote upon at the Annual Meeting?

At the Annual Meeting, you will be asked to:

(1)Elect the seven director nominees named in this Proxy Statement to serve until our Annual Meeting to be held in 2022, or until their successors are duly elected and qualified;
(2)Approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of this Proxy Statement;
(3)Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
(4)To consider and act upon such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

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	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

7.What are the voting options for each Proposal?

In the election of directors (Proposal 1), you may vote “FOR” any one or more of the nominees, you may vote “AGAINST” any one or more of the nominees or you may “ABSTAIN” from voting with respect to the election of any one or more of the nominees. On the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the
Compensation Discussion and Analysis section of this Proxy Statement (Proposal 2), and on the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 3), you may vote “FOR,” “AGAINST” or “ABSTAIN.”
8.How does the Board recommend that I vote?

Our Board recommends that you vote your shares:

Proposal	Board Recommendation	Page Reference
Proposal 1: Election of Directors	® the election of each of the seven director nominees named in this Proxy Statement to serve until our Annual Meeting of Stockholders to be held in 2022, or until their successors are duly elected and qualified (Proposal 1) FOR each of the nominees	16
Proposal 2: Advisory Vote to Approve the Compensation of our Named Executive Officers	® the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of this Proxy Statement (Proposal 2) FOR	26
Proposal 3: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021	® the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year ending December 31, 2021 (Proposal 3) FOR	28

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card, who are persons designated by the Board and are members of our management team, will vote in accordance with the recommendations of the Board. Management does not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in this Proxy Statement. However, if any other business properly comes before the Annual Meeting, the proxy holders or their substitutes will vote as recommended by our Board or, if no recommendation is given, in their own discretion.
9.Who can vote at the Annual Meeting?

If you were a holder of our common stock as a “stockholder of record,” or if you were the “beneficial owner” of our common stock held in “street name,” as of the close of business on the Record Date, you may vote your shares at the Annual Meeting, and at any postponements or adjournments of the Annual Meeting. As of the Record Date, there were 155,713,230 shares of our common stock outstanding.

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Spectrum Pharmaceuticals	2021 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Each stockholder has one vote for each share of common stock held as of the Record Date. A list of our stockholders will be available for examination by any stockholder at the Annual Meeting and at our corporate headquarters, located at 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052, for a period of ten days prior to the Annual Meeting.
10.What does it mean to be a “stockholder of record”?

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare, then you are a “stockholder of record.” As a “stockholder of record,” you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares using one of the voting methods described in this Proxy Statement and the Notice.
11.What does it mean to be a “beneficial owner” of shares held in “street name”?

If, on the Record Date, your shares were held in an account at a broker, bank, or other financial institution (we refer to each of those organizations collectively as a “broker”), then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being made available to you by that broker. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. You have the right to direct your broker on how to vote the shares in your account. As a beneficial owner, you are also invited to attend the Annual Meeting, but since you are not a stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid
“legal proxy” from your broker, which is a written document that will give you the legal right to vote the shares at the Annual Meeting. You must also satisfy the Annual Meeting admission criteria set out below. Under the rules that govern brokers, your broker is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting (other than the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2021) unless you provide specific instructions to the broker as to how to vote. As a result, we encourage you to communicate your voting decisions to your broker before the date of the Annual Meeting to ensure that your vote will be counted.
12.How many shares must be present or represented to conduct business at the Annual Meeting?

The presence at the Annual Meeting of the holders of a majority of the outstanding shares of common stock, as of the Record Date, in person or by proxy and entitled to vote, will constitute a quorum, permitting us to conduct our business at the Annual Meeting. “Abstentions” and “broker non-votes” will each be counted as present at the Annual Meeting for purposes of determining the existence of a quorum at the Annual Meeting. “Broker non-votes” will result for shares that are not voted by the broker who is the record holder of the shares because the broker is not instructed to vote on such matter by the beneficial owner of the shares and the broker does not have discretionary authority to vote on such matter. For further discussion on broker non-votes, please refer to “What are the voting requirements to approve the proposals?” below. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
13.How can I vote my shares of Spectrum stock?

Stockholders of record can vote by proxy or by attending the Annual Meeting and voting in person. The persons named as proxies on the proxy card were designated by the Board and are members of our management. If you vote by proxy, you can vote over the Internet, by telephone, or by mail as described below. If you are the “beneficial owner” of shares held in “street name,” please refer to the information forwarded by your broker to see which voting options are available to you and to see what steps you must follow if you choose to attend the Annual Meeting to vote your shares.

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	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

®    Vote by Internet: You can vote by proxy over the Internet by following the instructions provided in the Notice or the voting instruction card provided to you by your broker, if applicable. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 16, 2021. Our Internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice.
®    Vote by Telephone: You can vote by telephone pursuant to the instructions provided on the proxy card or by following the voting instruction card provided to you by your broker, if applicable. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 16, 2021.
®    Vote by Mail: If you requested to receive printed proxy materials, you can vote by mail pursuant to the instructions provided on the proxy card or by following the voting instruction card provided to you by your broker, if applicable. In order to be effective, completed proxy cards must be received by 11:59 p.m. Eastern Time on June 16, 2021. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-prepaid envelope. If you do not have the postage-prepaid envelope, please mail your completed proxy card to the following address: Spectrum Pharmaceuticals, Inc., Proxy Services, c/o Computershare Investor Services, Post Office Box 505008, Louisville, KY 40233-9814.
®    Vote in Person at the Annual Meeting:* If you satisfy the admission requirements to the Annual Meeting, as described in this Proxy Statement, you may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted in the event you later decide not to attend the Annual Meeting. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. If you are the “beneficial owner” of shares held in “street name,” you must obtain a legal proxy, executed in your favor by your broker, to be able to vote at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board.
    * Please also see the notice relating to COVID-19 under question 2: “When and where will the Annual Meeting be held?”
YOUR VOTE IS VERY IMPORTANT. We encourage you to submit your proxy even if you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, the individuals named as your proxy holders will vote your shares as you have directed. Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares of our stock that you own, it is important that your shares be represented at the Annual Meeting.
14.How may I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a stockholder of record as of the Record Date, or if you are a “beneficial owner” of shares held in “street name” who holds a valid legal proxy, executed in your favor by your broker, for the Annual Meeting. Registration will begin at 9:00 a.m. Pacific Time on the date of the Annual Meeting and seating will begin immediately after. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. If you attend, please note that you should be prepared to present government-issued photo identification for admittance, such as a passport or driver’s license. If you are the “beneficial owner” of your shares, you will also need proof of ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, or similar evidence of ownership. If you do not have proof of ownership of our stock and a valid picture identification, you may be denied admission to the
Annual Meeting. Please note that for security reasons, you and your bags may be subject to search prior to your admittance to the Annual Meeting. If you do not comply with each of the foregoing requirements, you may not be admitted to the Annual Meeting. Please also see the notice relating to COVID-19 under question 2: “When and where will the Annual Meeting be held?”

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Spectrum Pharmaceuticals	2021 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
15.Can I change my vote after I have submitted my vote?

Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote by (i) providing written notice of revocation to our Corporate Secretary at our corporate headquarters located at 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052, (ii) by executing a subsequent proxy using any of the voting methods discussed above, or (iii) by attending the Annual Meeting and voting in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy. If you are a “beneficial owner” of shares held in “street name” and have previously instructed your broker to vote your shares, you must follow directions received from your broker to change those instructions. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications therein.
16.What are the voting requirements to approve the proposals?

Assuming that a quorum is present at the Annual Meeting, the voting requirements to approve each of the proposals to be voted upon at the Annual Meeting are as follows:
®    Election of Directors (Proposal 1) — Directors will be elected by the affirmative vote of the majority of votes cast with respect to each director’s election at the Annual Meeting, in person or by proxy. This means that only the director nominees that receive more “FOR” votes than “AGAINST” votes will be elected. If a nominee who currently serves as one of our directors is not re-elected at the Annual Meeting, under current Delaware law, such director would continue to serve on the Board as a holdover director. The Board has adopted a formal policy under which each of our directors is expected to submit an advance, contingent, irrevocable resignation that the Board may accept if our stockholders do not re-elect such director. In that situation, our Nominating and Corporate Governance Committee (“Nominating Committee”) would submit promptly a recommendation to the Board as to whether or not to accept the resignation. A properly executed proxy marked “ABSTAIN” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and, as such, will not have an effect in determining the election results. Similarly, abstentions will have no effect on the outcome of this Proposal. The election of directors is a “non-discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the election of directors, your broker is not permitted to vote on this Proposal and your votes will be counted as broker non-votes. Broker non-votes will have no effect in determining which directors are elected at the Annual Meeting.
®    Advisory Vote on the Compensation of Our Named Executive Officers (Proposal 2) — Approval of the non-binding advisory resolution regarding the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of this Proxy Statement, will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted toward the tabulation of votes present or represented on this Proposal and will have the same effect as votes against this Proposal. The advisory vote on compensation is a “non-discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the advisory vote on compensation, your broker is not permitted to vote on this Proposal and your votes will be counted as broker non-votes. Broker non-votes will have no effect on the outcome of this Proposal.
®    Ratification of Selection of Independent Registered Public Accounting Firm (Proposal 3) — Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted toward the tabulation of votes present or represented on this Proposal and will have the same effect as votes against this Proposal. The ratification of Deloitte & Touche LLP is a “discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct

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	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

your broker how to vote with respect to the ratification of Deloitte & Touche LLP, your broker may use its discretion to vote your uninstructed shares on this Proposal. A failure by your broker to vote your uninstructed shares on this Proposal will result in an abstention, which will have the same effect as a vote against this Proposal.

17.Could other matters be decided at the Annual Meeting?

As of the date this Proxy Statement was made available to stockholders, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. However, if any other matters are presented for consideration at the Annual Meeting including, among other things, consideration of a motion to adjourn the Annual
Meeting to another time or place in order to solicit additional proxies in favor of one or more of the Proposals, the persons named as proxy holders and acting thereunder will have discretion to vote on these matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.
18.Who is paying for the cost of this proxy solicitation?

The proxies being solicited hereby are being solicited by us, and the cost of soliciting proxies in the enclosed form will be borne by us. We have also retained Georgeson LLC, to aid in the solicitation. For these services, we will pay Georgeson LLC a fee of approximately $25,000 and reimburse it for certain out-of-pocket disbursements and expenses. Our officers and other employees may, without compensation other than their regular compensation, solicit proxies by further mailings, personal conversations, telephone, facsimile or other electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.
19.What is the deadline to submit stockholder proposals for our 2022 Annual Meeting of Stockholders?

Under Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), any stockholder desiring to include a proposal in our Proxy Statement with respect to our 2022 Annual Meeting of Stockholders should arrange for such proposal to be delivered to us at our corporate headquarters no later than December 29, 2021, in order to be considered for inclusion in our proxy statement relating to such annual meeting. Matters pertaining to such proposals, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act and the rules of the SEC.
In addition, pursuant to our bylaws, any stockholder desiring to submit a proposal for action or nominate one or more persons for election as directors at our 2022 Annual Meeting of Stockholders pursuant to the advance notice provisions of our bylaws must submit a notice of the proposal or nomination to us between February 17, 2022 and March 19, 2022, or else it will be considered untimely and ineligible to be properly brought before the Annual Meeting. In each case, the notice of the proposal or nomination must include certain information specified in our bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of and agreements relating to our capital stock. However, if our 2022 Annual Meeting of Stockholders is not held between May 18, 2022 and August 26, 2022, under our bylaws, this notice must be provided not earlier than the 120th day prior to the 2022 Annual Meeting of Stockholders and not later than the close of business on the later of (a) the 90th day prior to the 2022 Annual Meeting of Stockholders or (b) the 10th day following the date on which notice of the date of the 2022 Annual Meeting of Stockholders is first mailed to stockholders or otherwise publicly disclosed, whichever first occurs.

7
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Further, in March 2018, we amended our bylaws to permit a holder (or a group of no more than 20 holders) of at least 3% of our outstanding common stock held continuously for at least three years to nominate and include in our proxy materials director nominees not to exceed 20% of the total number of directors to be elected at an annual meeting, or if such amount is not a whole number, the closest whole number below 20%, but not less than two, provided that the nominating holder(s) and the nominee(s) satisfy the requirements set forth in our bylaws, including providing us with advance notice of the nomination. Any stockholder seeking to nominate one or more persons for election as directors at our 2022 Annual Meeting of Stockholders pursuant to the proxy access provisions of our bylaws must submit a notice of the nomination to us no earlier than 150 days and no later than 120 days before the anniversary of the date that we filed our proxy statement for the Annual Meeting. For our 2022
Annual Meeting of Stockholders, any such notice must be received by us at our principal executive offices not later than December 29, 2021 to be considered timely for purposes of the 2022 Annual Meeting of Stockholders. However, if the date of the 2022 Annual Meeting of Stockholders is called for more than 30 days earlier or later than the anniversary date of the Annual Meeting, then not later than the close of business on the earlier of (i) the 10th day after public announcement of the meeting date, or (ii) the 60th day prior to the date we file our proxy statement in connection with the 2022 Annual Meeting of Stockholders.
All such notices should be directed to our Corporate Secretary at our corporate headquarters located at Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052.
20.I share an address with another stockholder, and we received only one copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The SEC rules permit brokers to participate in a practice known as “householding,” which means that only one copy of the Notice and, if applicable, this Proxy Statement and the Annual Report, will be sent to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. Householding is designed to reduce printing and postage costs, and results in cost savings for us. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. If you receive a householding mailing this year and would like to have additional copies of our Notice and, if applicable, this Proxy Statement and/or the Annual Report mailed to you, or if you would like to opt out of this practice for future mailings, please contact your broker or submit your request to our Corporate Secretary, c/o Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052 or contact us by telephone at (702) 835-6300. Upon receipt of any such request, we agree to promptly deliver a copy of the Notice and, if applicable, this Proxy Statement and/or the Annual Report to you. In addition, if you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact us using the contact information set forth above. This Proxy Statement and the Annual Report are also available at https://investor.sppirx.com/shareholder-services/annual-meeting.
21.Where can I find voting results of the Annual Meeting?

We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by us.

8
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

22.Whom should I contact with other questions?

If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact our Chief Financial Officer, Kurt A. Gustafson at
Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052, at (702) 835-6300.

9
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, EXECUTIVE OFFICERS AND DIRECTORS
Five Percent Holders

Based on information publicly filed and provided to us by certain holders, the following table shows the amount of our common stock beneficially owned as of April 14, 2021 (unless otherwise indicated) by holders of more than 5% of the outstanding shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and/or investment power with respect to our common stock, unless footnoted to the contrary. Under these rules, shares of common stock subject to any option, warrant or right that is exercisable or convertible within 60 days of April 14, 2021 are deemed beneficially owned and outstanding for computing the percentage ownership of the individual or entity holding such securities, but are not considered outstanding for computing the percentage ownership of any other person. For purposes of the following table, the percentage ownership is based upon 154,994,337 shares of our common stock, including restricted shares of our common stock, outstanding as of April 14, 2021.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
BlackRock, Inc. (1)	27,820,979	17.95%
55 East 52nd Street New York, NY 10055
The Vanguard Group (2)	12,098,371	7.81%
100 Vanguard Blvd. Malvern, PA 19355
State Street Corporation (3)	10,586,684	6.83%
One Lincoln Street Boston, MA 02111
Armistice Capital, LLC (4)	9,592,000	6.19%
510 Madison Ave. 7th Floor New York, NY 10022

____________
(1)    The information set forth herein is based solely on information contained in Amendment No. 12 to Schedule 13G filed with the SEC on January 25, 2021 by BlackRock, Inc. BlackRock, Inc. has sole voting power over 26,951,475 shares of our common stock and sole dispositive power over 27,820,979 shares of our common stock.
(2)    The information set forth herein is based solely on information contained in Amendment No. 9 to Schedule 13G filed with the SEC on February 10, 2021 by The Vanguard Group. The Vanguard Group has shared voting power over 131,232 shares of our common stock, sole dispositive power over 11,859,708 shares of our common stock, and shared dispositive power over 238,663 shares of our common stock.
(3)    The information set forth herein is based solely on information contained in Schedule 13G filed with the SEC on February 11, 2021 by State Street Corporation and SSGA Funds Management, Inc. State Street Corporation has shared voting power over 10,018,483 shares and shared dispositive power over 10,586,684 shares. SSGA Funds Management, Inc. has shared voting power over 7,918,855 shares and shared dispositive power over 7,964,234 shares. The remaining shares are held directly or indirectly through other State Street Corporation subsidiaries for which State Street Corporation is the parent holding company.
(4)    The information set forth herein is based solely on information contained in Amendment No. 1 to Schedule 13G filed with the SEC on February 16, 2021 by Armistice Capital, LLC and Steven Boyd (collectively, “Armistice”). Armistice has shared voting power and shared dispositive power over 9,592,000 shares of our common stock.

10
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
EXECUTIVE OFFICERS AND DIRECTORS

Directors and Named Executive Officers

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 14, 2021 by: (i) each of our directors and director nominees; (ii) each of our named executive officers; and (iii) all of our directors, director nominees and executive officers as a group. Unless otherwise noted, we believe that each person listed below has sole voting power and sole investment power with respect to shares shown as owned by him or her. Information as to beneficial ownership is based upon statements furnished to us or filed with the SEC by such persons. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and/or investment power with respect to our common stock, unless footnoted to the contrary. Unless otherwise indicated, the business address of each stockholder listed below is c/o Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052. For purposes of the following table, the percentage ownership is based upon 154,994,337 shares of our common stock, including restricted shares of our common stock, outstanding as of April 14, 2021.

Name of Beneficial Owner	Options/SARs(1)	Shares	Total Beneficially Owned(2)	Percent of Shares Outstanding
Joseph W. Turgeon	1,980,556	566,566(3)	2,547,122(3)	1.62%
Kurt A. Gustafson	1,132,554	412,291(4)	1,544,845(4)	*
Francois J. Lebel, M.D.	391,900	358,093(5)	749,993(5)	*
Keith M. McGahan	468,600	319,143(6)	787,743(6)	*
Thomas J. Riga	978,581	426,670(7)	1,405,251(7)	*
William L. Ashton	30,000	41,666(8)	71,666(8)	*
Nora E. Brennan	0	15,000(9)	15,000(9)	*
Seth H.Z. Fischer	2,500	32,500(10)	35,000(10)	*
Jeffrey L. Vacirca, M.D.	20,880	125,967(11)	146,847(11)	*
Dolatrai M. Vyas	135,000	81,069(12)	216,069(12)	*
Bernice R. Welles, M.D.	25,000	50,000(13)	75,000(13)	*
All executive officers and directors/director nominees as a group (11 persons)	5,165,571	2,428,965(14)	7,594,536(14)	4.74%
_____________
*    Represents ownership of less than 1%
(1)    Represents options to purchase shares of common stock and shares of common stock underlying stock appreciation rights, or SARs, that are exercisable within 60 days of April 14, 2021.
(2)    Shares of common stock subject to options to purchase shares of common stock and shares of common stock underlying SARs that are exercisable within 60 days of April 14, 2021, are deemed beneficially owned and outstanding for computing the percentage ownership of the person holding such securities, but are not considered outstanding for computing the percentage ownership of any other person.
(3)    The number of shares includes 491,375 unvested restricted shares of our common stock subject to future vesting.
(4)    The number of shares includes 241,700 unvested restricted shares of our common stock subject to future vesting.
(5)    The number of shares includes 292,584 unvested restricted shares of our common stock subject to future vesting.
(6)    The number of shares includes 249,180 unvested restricted shares of our common stock subject to future vesting.
(7)    The number of shares includes 284,101 unvested restricted shares of our common stock subject to future vesting.
(8)    The number of shares includes 30,000 unvested restricted shares of our common stock subject to future vesting.
(9)    The number of shares includes 15,000 unvested restricted shares of our common stock subject to future vesting.
(10)    The number of shares includes 30,000 unvested restricted shares of our common stock subject to future vesting.
(11)    The number of shares includes 30,000 unvested restricted shares of our common stock subject to future vesting.
(12)    The number of shares includes 30,000 unvested restricted shares of our common stock subject to future vesting.
(13)    The number of shares includes 30,000 unvested restricted shares of our common stock subject to future vesting.
(14)    The number of shares includes 1,723,940 unvested restricted shares of our common stock subject to future vesting.
We are not aware of any arrangements that have resulted, or may at a subsequent date result, in a change of control of Spectrum.

11
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

EXECUTIVE OFFICERS
Each of our executive officers serves at the discretion of the Board. The determination as to which of our employees qualify as executive officers was made by the Board in accordance with the rules of the SEC. Biographical information for our executive officers as of the date this Proxy Statement was made available is set forth below. There are no family relationships between any executive officer and any other executive officer or director. There are no legal proceedings related to any of the executive officers which must be disclosed pursuant to Item 401(f) of Regulation S-K.

Joseph W. Turgeon
President and Chief Executive Officer	Information regarding Mr. Turgeon is provided in this Proxy Statement under “Proposal 1 – Election of Directors”.

Kurt A. Gustafson
Executive Vice President and Chief Financial Officer
Kurt Gustafson has served as our Executive Vice President and Chief Financial Officer since June 2013. He brings to Spectrum more than 25 years of diverse experience in corporate finance, including 15 years in senior management roles leading the finance departments of multi-faceted, dynamic and growth-oriented biopharmaceutical industry organizations. Prior to joining Spectrum, Mr. Gustafson served as Vice President and Chief Financial Officer at Halozyme Therapeutics, Inc. (“Halozyme”), a publicly traded biopharmaceutical company, where he was responsible for finance, information technology, facilities, and human resources. Before joining Halozyme in 2009, Mr. Gustafson worked at Amgen Inc. (“Amgen”) for over 18 years, most recently as Vice President, Finance, with responsibility for financial planning and cost accounting for worldwide manufacturing covering seven manufacturing sites. During his tenure at Amgen, Mr. Gustafson also served as Treasurer, Vice President, Finance and Chief Financial Officer of Amgen International based in Switzerland.

Mr. Gustafson is currently a member of the Board of Directors of Xencor, Inc., a clinical stage biopharmaceutical company and is also a member of the Board of Directors of ChromaDex Corporation, a proprietary ingredient company.

Age: 53 Education: B.A. in Accounting, North Park University; M.B.A., University of California, Los Angeles.

12
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

EXECUTIVE OFFICERS

Francois J. Lebel, M.D.
Executive Vice President and Chief Medical Officer
Francois Lebel has served as our Executive Vice President and Chief Medical Officer since November 2018. Prior to joining Spectrum, he provided strategic leadership on eight NDA/BLAs in various therapeutic areas and on several mergers and acquisitions. Dr. Lebel has broad and deep experience in oncology drug development, medical affairs, regulatory and pharmacovigilance acquired through various roles of increasing responsibilities at Chiron Corporation (which was acquired by Novartis AG), Warner-Lambert (which was acquired by Pfizer Inc.) and Burroughs Wellcome (which was acquired by GlaxoSmithKline plc). From March 2013 to October 2018, Dr. Lebel served as Executive Vice President, Research and Development, and Chief Medical Officer at ZIOPHARM Oncology, Inc. (“ZIOPHARM”), a publicly traded clinical-stage biopharmaceutical company. Prior to ZIOPHARM, he held various leadership roles including Vice President of Research and Development at Baxter International and Global Head of Medical and Scientific Affairs at MedImmune.

Dr. Lebel brings nearly 30 years of clinical leadership experience within the biopharmaceutical industry. He has designed and managed global medical organizations to deliver results, enhance productivity and practice sound risk management.

Age: 69 Education: B.Sc. in Molecular Biology, University of Ottawa, Canada; M.D. University of Ottawa, Canada.

Other Qualifications: He completed his residency in Internal Medicine (Infectious Disease) and Medical Microbiology at McGill University and his research fellowship in infectious disease at Harvard Medical School.

13
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

EXECUTIVE OFFICERS

Keith M. McGahan
Executive Vice President, Chief Legal Officer and Corporate Secretary
Keith McGahan has served as our Chief Legal Officer since June 2018, as Corporate Secretary since February 2018 and as Executive Vice President since June 2019. From August 2016 to June 2018, he served as our Vice President, Chief Compliance Officer and Associate General Counsel. He brings to Spectrum more than 20 years of diverse experience in the healthcare, medical device and pharmaceutical industries. From 2015 through August 2016, Mr. McGahan served as Executive Director and Associate General Counsel at Avanir Pharmaceuticals, Inc. (“Avanir”). During his tenure at Avanir, Mr. McGahan served as legal advisor on all compliance and commercial related matters. From 2012 through 2015, Mr. McGahan served as Director, Healthcare Compliance at Johnson & Johnson, where he was responsible for executing the global compliance program. Prior to that, from 2003 through 2011, Mr. McGahan served as the Assistant Staff Judge Advocate to the Navy Surgeon General, Staff Judge Advocate to the Navy Medical Research Command as well as Staff Judge Advocate and Chief Compliance Officer at Naval Hospital Camp Pendleton.

Age: 45 Education: B.A. in Zoology, Connecticut College; M.B.A., Pepperdine University; J.D., Seattle University School of Law; L.L.M. in Taxation, University of San Diego School of Law.

Other Qualifications: Mr. McGahan is a Certified Compliance and Ethics Professional (CCEP) and holds a professional certificate in health care compliance & privacy from Seton Hall University, a Six Sigma Black Belt certification from Villanova University and is certified by UCLA’s Anderson School of Business as an accredited public company director.

14
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

EXECUTIVE OFFICERS

Thomas J. Riga
Executive Vice President, Chief Operating Officer and Chief Commercial Officer
Thomas Riga has served as our Chief Operating Officer since December 2017, as Executive Vice President, CCO & Head of Business Development since May 2017 and as our Senior Vice President & Chief Commercial Officer since August 2014. From July 2013 to August 2014, he served as our Vice President, Corporate Accounts. During his tenure as Chief Operating Officer, Mr. Riga has led Spectrum’s focus from a specialty pharmaceutical company to a development-focused organization. The divestiture of seven marketed products infused non-dilutive capital back into the organization and enabled Spectrum to further advance its two cornerstone, value driving assets. As Chief Commercial Officer, he led multiple product launches in the oncology market, delivering innovative cancer care while establishing world class partnerships with key industry stakeholders. He has consistently inspired cross-functional teams to deliver superior performance and create value for Spectrum, and has worked to optimize the commercial organization to advance our competitive advantage.

Mr. Riga has over 20 years of pharmaceutical leadership experience. He has management experience in various positions at Wyeth Ayerst Pharmaceuticals, Eli Lilly and Company, Amgen and Dendreon Pharmaceuticals LLC. Throughout his career he has successfully integrated leadership and strategy to create meaningful value. His executive leadership experience spans across operations, business development, sales, marketing, Six Sigma (black belt), manufacturing, and corporate accounts.

Age: 45

Education: B.S. in Biology and Chemistry, St. Lawrence University, Canton, New York.

Other Qualifications: Mr. Riga is certified by UCLA’s Anderson School of Business as an accredited public company director.

Other Qualifications: Mr. Riga is certified by UCLA’s Anderson School of Business as an accredited public company director.

15
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

PROPOSAL 1 — ELECTION OF DIRECTORS
Our Board currently consists of seven annually-elected directors. Acting upon the recommendation of our Nominating Committee, the Board nominated William L. Ashton, Nora E. Brennan, Seth H.Z. Fischer, Joseph W. Turgeon, Jeffrey L. Vacirca, Dolatrai M. Vyas and Bernice R. Welles for election to our Board at the Annual Meeting.
Each director will be elected to serve a one-year term expiring at the Annual Meeting of Stockholders to be held in 2022 when his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.
Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, our Board may designate a substitute nominee. In that case, the proxy holders will vote for the substitute nominee designated by the Board. Our Board has no reason to believe that any of the nominees will be unable to serve. There are no agreements or understandings pursuant to which any of the directors was selected to serve as a director. There are no family relationships between any director or director nominee and any other director or director nominee or any executive officer. There are no legal proceedings related to any of the directors or director nominees which must be disclosed pursuant to Item 401(f) of Regulation S-K.
Required Vote of Stockholders

The affirmative vote of a majority of the votes cast with respect to each director’s election at the Annual Meeting is required for the election of each director. This means that only the director nominees that receive more “FOR” votes than “AGAINST” votes will be elected. If a nominee who currently serves as one of our directors is not re-elected at the Annual Meeting, under current Delaware law, such director would continue to serve on the Board as a holdover director. The Board has adopted a formal policy under which each of our directors is expected to submit an advance, contingent, irrevocable resignation that the Board may accept if our stockholders do not re-elect such director. In that situation, our Nominating Committee would submit promptly a recommendation to the Board as to whether or not to accept the resignation. A properly executed proxy marked “ABSTAIN” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and, as such, will not have an effect in determining the election results. Abstentions and broker non-votes will have no effect in determining which directors are elected at the Annual Meeting.
Proxies received in response to this solicitation will be voted “FOR” the election of Messrs. Ashton, Fischer, Turgeon, Drs. Vacirca, Vyas and Welles and Ms. Brennan to our Board unless otherwise specified in the proxy.

16
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Board Recommendation

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FOLLOWING SEVEN NOMINEES.

Joseph W. Turgeon
Age: 63 Director since: December 2017 Committees: None
Professional Experience: Joseph Turgeon is Spectrum’s President and Chief Executive Officer. He became President and Chief Executive Officer in December 2017. Mr. Turgeon served as our President and Chief Operating Officer from April 2014 to December 2017, and from October 2012 to April 2014, he served as our Senior Vice President and Chief Commercial Officer. He was appointed to the Spectrum Board in December 2017.

Key Qualifications: Mr. Turgeon’s qualifications to serve on the Board include his more than 30 years of experience in the pharmaceutical industry with proven success and accountability with operations, sales and marketing, strategic positioning, and multiple product launches. He spent 22 years at Amgen, most recently serving as Vice President of Sales, where he built and led the sales organization across multiple areas, including oncology, inflammation, and bone health. He was involved in launching many of the drugs at Amgen, which experienced dramatic growth during his tenure.

President and Chief Executive Officer Education: B.S. in Microbiology and Economics, Jacksonville University

William L. Ashton
Age: 70 Director since: February 2018 Committees: Audit, Nominating & Corporate Governance
Professional Experience: Mr. Ashton has served as Chairman of the Board since June 2019 and has been a member of our Board since February 2018. Since 2013, he has been a principal at Harrison Consulting Group, Inc., a privately-held biopharmaceutical consulting firm. From August 2009 to June 2013, Mr. Ashton was the Senior Vice President of external affairs reporting to the President and an Assistant Professor at the University of the Sciences in Philadelphia, Pennsylvania. From August 2005 to August 2009, Mr. Ashton was the founding Dean of the Mayes College of Healthcare Business and Policy. From 1989 to 2005, Mr. Ashton held a number of positions at Amgen, including Vice President of U.S. Sales and Vice President of Commercial and Government Affairs.

Key Qualifications: Mr. Ashton’s extensive experience with pharmaceutical and biological product commercialization, including developing and leading a commercial sales force, as well as his governance experience as a board member of public and privately-held companies and his reimbursement expertise makes him well qualified to serve on our Board.

Independent

Other Board Memberships:

Currently: Recro Pharma, Inc., Academy of Notre Dame, Baudax Bio, Inc.

Education: B.S. in Education, California University of Pennsylvania; M.A. in Education, University of Pittsburgh

17
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Nora E. Brennan
Age: 52 Director since: December 2020 Committees: Audit (Chair), Compensation
Professional Experience: Since January 2019, Ms. Brennan has served as Chief Financial Officer at TELA Bio, Inc., a publicly traded, commercial stage medical device company. From June 2017 to April 2018, she served as Chief Financial Officer at Xeris Pharmaceuticals, Inc., a publicly traded, specialty pharmaceutical company, where she led the finance function and execution of corporate strategy, including its initial public offering. From June 2006 until June 2017, she was employed at Integra Lifesciences Corporation (“Integra”), a publicly traded, global medical device company, where she held various senior leadership roles, including Senior Vice President, Investor Relations and Corporate Treasurer. Prior to joining Integra, Ms. Brennan worked at Citigroup and JP Morgan in various finance and investment banking roles.

Key Qualifications: Ms. Brennan brings to the Board more than 20 years of experience across investment banking, pharmaceuticals and biotechnology sectors. Ms. Brennan is an experienced life sciences executive and has held leadership roles across the healthcare and banking industries for both private and public global companies. Her breadth of experience makes her well qualified to serve on our Board.

Independent Education: B.A., University of Illinois; M.B.A., University of Chicago Booth School of Business

18
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Seth H.Z. Fischer
Age: 64 Director since: April 2020 Committees: Audit, Compensation
Professional Experience: Mr. Fischer served as the Chief Executive Officer and as a Director of Vivus, Inc. (“Vivus”), a publicly traded biopharmaceutical company commercializing and developing innovative, next-generation therapies to address unmet needs in obesity, diabetes, sleep apnea and sexual health from September 2013 to December 2017. Prior to Vivus, Mr. Fischer served in various positions of increasing responsibility at Johnson & Johnson, most recently as company Group Chairman, Johnson & Johnson and Worldwide Franchise Chairman of Cordis Corporation. Prior to that, he served as company Group Chairman, North America Pharmaceuticals, which included responsibilities for Ortho-McNeil Pharmaceuticals, Janssen and Scios. Prior to that, Mr. Fischer served as President of Ortho-McNeil Pharmaceuticals. Mr. Fischer’s operating responsibilities encompassed the commercialization of products in multiple therapeutic categories including neurologic products for epilepsy and migraines and products in the analgesic, anti-infective, cardiovascular, psychiatric and women’s health areas. Mr. Fischer serves as an advisor to MedHab, LLC and from May 2013 to May 2019, Mr. Fischer also served on the Board of Directors of BioSig Technologies, Inc.

Key Qualifications: Mr. Fischer brings to the Board over 37 years of experience in the pharmaceutical industry, including 29 years in various leadership roles at Johnson & Johnson. We believe Mr. Fischer’s experience in pharmaceutical operations and commercialization in a wide range of therapeutics including in epilepsy and migraines qualifies him to serve on our Board.

Independent Other Board Memberships: Currently: Marinus Pharmaceuticals, Inc. and Agile Therapeutics, Inc. Education: BGS, Ohio University and served as a captain in the U.S. Air Force

19
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Jeffrey L. Vacirca, M.D., FACP
Age: 52 Director since: November 2018 Committees: Compensation (Chair), Science, Technology & Sustainability
Professional Experience: Since 2008, Dr. Vacirca has served as Chief Executive Officer, Managing Partner and Director of Clinical Research at New York Cancer and Blood Specialists, a cancer care center specializing in hematology/oncology and medical oncology. Since 2011, he has served as President and Co-Founder of National Translational Research Group, a group focusing on non-clinical research, and since 2012 he has served as a Medical Director and Strategic Advisor for the International Oncology Network specialty group at Amerisource Bergen, a pharmaceutical products company. Since 2018, he has served as the Medical Director of the Oncology Network Development at Mount Sinai Health Network and as an associate clinical professor at Icahn School of Medicine at Mount Sinai, New York.

Key Qualifications: Dr. Vacirca’s qualifications to serve on our Board include his substantial business experience in the healthcare and pharmaceutical industry and clinical expertise in oncology. Dr. Vacirca’s substantial business experience makes him well qualified to serve on our Board.

Independent

Other Board Memberships:

Currently: BeyondSpring Inc., Scientific Advisory Board of Caris Life Sciences, Medical Board Advisor for Flatiron Health, Odonate Therapeutics, Inc. (Vice Chairman, since 2016)

Education: B.A. in Human Biology, University at Albany; M.D., St. George’s University School of Medicine.

Other Qualifications: He completed his residency in Internal Medicine along with his fellowships in hematology and medical oncology at Stony Brook University Hospital.

20
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Dolatrai M. Vyas, Ph.D.
Age: 77 Director since: June 2013 Committees: Nominating & Corporate Governance, Science, Technology & Sustainability (Chair)
Professional Experience: Dr. Vyas has 31 years of tenure in oncology drug discovery research at Bristol-Myers Squibb Company (“BMS”), a pharmaceutical company, where he served in various positions, including most recently as a Group Director and Distinguished Research Fellow (Executive Level) in Oncology Discovery Chemistry. Dr. Vyas is considered one of the pioneers of the BMS oncology medicinal chemistry discovery efforts based on natural products derived cytotoxics. During this period, he was also involved in BMS’s pioneering research on antibody drug conjugate technology to target cytotoxics selectively to tumors. In the last 15 years of his oncology research career at BMS, he was involved in discovery and development of personalized medicine research involving small molecule molecular targeted oncology therapeutics. During his tenure at BMS, he participated in the discovery and development of twelve small molecules and one biologic as clinical development candidates with one FDA-approved new drug application. Dr. Vyas retired from BMS in 2011 and subsequently formed a research and development consulting company in October 2011, Dinesh Vyas, LLC, serving as managing member.

Key Qualifications: Dr. Vyas brings to the Board over 30 years of experience in the healthcare industry, focused on oncology drug research and development. As a result, Dr. Vyas is well qualified to serve on our Board.

Independent

Other Board Memberships:

Currently: Scientific Advisory Boards of CheminPharma and Recombinant Technologies, LLC

Education: B.Sc. with honors in Chemistry and Geology, University College Nairobi (Kenya), University of East Africa; Ph.D. in Organic Chemistry, Queens University, Kingston, Canada

Other Qualifications: He has authored/co-authored over 110 publications and written numerous book chapters and review articles. He is also an inventor/co-inventor on more than 40 patents.

21
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Bernice R. Welles, M.D., M.B.A.
Age: 68 Director since: June 2018 Committees: Nominating & Corporate Governance (Chair), Science, Technology & Sustainability
Professional Experience: Dr. Welles has been a Partner and Managing Director with IPF Management S.A., which manages funds that provide growth capital to life science companies since September 2012. Dr. Welles previously served as Chief Executive Officer at Alquest Therapeutics, Inc., a neurodegenerative drug development company, from 2010 to 2013, and Chief Medical Officer at Enject, Inc., a medical device company, from 2009 to 2013. Prior to that she was Vice President, Development at DiObex, Inc., a venture-backed biotechnology company, from 2005 to 2009. Dr. Welles has venture capital experience having been Venture Partner at MPM Capital, L.P. from 2003 to 2005 and extensive pharmaceutical experience having been Vice President, Product Development and Senior Director and Director, Specialty Therapeutics Unit, Medical Affairs and Clinical Scientist, Medical Affairs at Genentech, Inc. from 1995 to 2003.

Key Qualifications: Dr. Welles has extensive experience building and leading research and development organizations, expanding company pipelines of assets, and overseeing the commercial development of innovative therapeutic products across a range of areas. Dr. Welles’ significant leadership experience in the biopharmaceutical sector, along with her experience as a physician and her expertise in drug development, makes her well qualified to serve on our Board.

 Independent

Other Board Memberships:

Currently: American Life Science Pharmaceuticals, Inc.

Education: B.A. in Music, Brandeis University; M.S. in Urban and Environmental Policy, Tufts University; M.D. from Albany Medical College; M.B.A., The Wharton School of Business, University of Pennsylvania.

Other Qualifications: She has Medical Licensure, State of California, Diplomate, American Board of Internal Medicine and Diplomate, Endocrinology and Metabolism. Dr. Welles has obtained UCLA Corporate Governance Program Certification as a public company director.

22
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

DIRECTOR COMPENSATION
For service in 2020, directors who were not employees of the Company, whom we refer to as “non-employee directors,” received an annual retainer of $65,000. In addition, non-employee directors are entitled to receive additional retainer fees for their Board committee positions, in accordance with the fee table below. We also reimbursed non-employee directors for reasonable out-of-pocket expenses incurred with respect to their attendance at Board and committee meetings.
Non-Employee Director Fees

Annual Retainer (All)	$65,000
Additional Annual Retainer for Chairman of the Board	$30,000
Additional Annual Retainer for Audit Committee Chairperson	$20,000
Additional Annual Retainer for Compensation Committee Chairperson	$20,000
Additional Annual Retainer for Nominating and Corporate Governance Committee Chairperson	$20,000
Additional Annual Retainer for Science, Technology and Sustainability Committee Chairperson	$20,000
Additional Annual Retainer for Audit Committee Member	$10,000
Additional Annual Retainer for Compensation Committee Member	$10,000
Additional Annual Retainer for Nominating and Corporate Governance Committee Member	$10,000
Additional Annual Retainer for Science, Technology and Sustainability Committee Member	$10,000

_______________
Annual Grants
In June 2020, each of our non-employee directors was granted options to purchase 60,000 shares of our common stock at an exercise price of $2.94 per share, the closing price of our common stock on the date immediately prior to the date of grant, subject to the terms of the 2018 Long-Term Incentive Plan (the “2018 Plan”). The options vest as to one-third of the shares on each of June 18, 2021, 2022 and 2023, respectively, subject to each director’s continued service through such date. In addition, each non-employee director was also issued 30,000 shares of restricted stock under the 2018 Plan. The restricted stock will vest 100% on June 17, 2021, subject to each director’s continued service through such date.

23
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

DIRECTOR COMPENSATION
The following table shows compensation for our non-employee directors for the fiscal year ended December 31, 2020. Directors who were employees did not receive any compensation for their service as directors.
Non-Employee Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Total ($)
William L. Ashton(3)	115,000	88,200	111,967	315,167
Nora E. Brennan(4)	47,500	70,350	93,256	211,106
Raymond W. Cohen(5)	47,500	—	—	47,500
Elizabeth A. Czerepak	100,000	88,200	111,967	300,167
Seth H.Z. Fischer(6)	56,667	88,200	121,015	265,882
Jeffrey L. Vacirca(7)	101,667	88,200	111,967	301,834
Dolatrai M. Vyas	90,000	88,200	111,967	290,167
Bernice R. Welles	100,000	88,200	111,967	300,167
(1)    Represents the grant date fair value of restricted stock awards calculated in accordance with FASB ASC Topic 718 calculated based on closing price of our common stock on the day preceding the grant date of the restricted stock awards multiplied by the number of shares granted. Restricted stock awards are subject to time-based vesting as described above. These amounts do not represent cash payments or proceeds actually received by the directors and the actual values they realize may be materially different from these reported amounts upon their sale of the underlying shares.
(2)    Represents the grant date fair value of the stock option awards calculated in accordance with FASB ASC Topic 718, using the Black-Scholes option pricing model. Stock options are subject to time-based vesting as described above. These amounts do not represent cash payments or proceeds actually received by the directors and the actual values they realize may be materially different from these reported amounts upon their sale of the underlying shares. For fair value assumptions refer to Note 5 to our financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on March 31, 2021.
(3)    Our Chairman of the Board retainer increased to $30,000 from $20,000 in June 2020. Accordingly, Mr. Ashton's compensation was prorated to reflect this increase.
(4)    Ms. Brennan became a member of the Board in December 2020. Accordingly, her compensation was prorated to reflect her shortened tenure.
(5)    Mr. Cohen left the Board in April 2020. Accordingly, his compensation was prorated to reflect his shortened tenure.
(6)    Mr. Fischer became a member of the Board in April 2020. Accordingly, his compensation includes a prorated amount for his service on the Board from April 2020 through June 2020.
(7)    Dr. Vacirca was appointed as Chair of the Compensation Committee in April 2020. Accordingly, his compensation includes a prorated amount for such service from April 2020 through June 2020.

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	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

DIRECTOR COMPENSATION
Number of Options and Restricted Stock Awards Held by Non-Employee Directors at Fiscal Year-End 2020

Name	Stock Options (Vested and Unvested) (#)	Restricted Stock Awards (Unvested) (#)
William L. Ashton	106,667	30,000
Nora E. Brennan	30,000	15,000
Raymond W. Cohen(1)	130,000	—
Elizabeth A. Czerepak(2)	—	—
Seth H.Z. Fischer	65,000	30,000
Jeffrey L. Vacirca	94,507	30,000
Dolatrai M. Vyas	210,000	30,000
Bernice R. Welles	100,000	30,000
(1)    Mr. Cohen left the Board in April 2020 however his equity will continue to vest pursuant to the terms of his Consulting Agreement with the Company.
(2)    Ms. Czerepak left the Board in December 2020.

25
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

PROPOSAL 2 — ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
As required by SEC rules, we provide our stockholders with an advisory vote to approve the compensation of our named executive officers, or a "say-on-pay" vote. This year's say-on-pay vote gives our stockholders an opportunity to express their views on our 2020 compensation program and related decisions for our named executive officers. Our relationship with our stockholders is an important part of our Company’s success and we continue to actively engage with our stockholders. We believe that our approach to engaging openly with our investors on topics such as financial performance, corporate governance, executive compensation, and leadership structure drives increased corporate accountability, improves decision making, and enhances our corporate governance practices and disclosures each year.
The Company’s compensation program is designed and administered by the Compensation Committee of the Board, which is composed entirely of independent directors and carefully considers many different factors, as described in the Compensation Discussion and Analysis, in order to provide appropriate compensation for the Company’s executives. As discussed in the Compensation Discussion and Analysis, the compensation package for the Company’s named executive officers (who are the officers listed in the Summary Compensation Table in the Executive Compensation section) is designed to support the Company’s objectives of attracting, motivating and retaining the executive talent required to achieve our corporate objectives and increase stockholder value.
Consistent with the SEC rule implementing the requirement that the Company periodically include a say-on-pay proposal in its proxy statement, the vote on this proposal is advisory and is not binding on the Company, the Compensation Committee or the Board. The Compensation Committee and the Board value the opinions that stockholders express in their votes and to the extent there is any significant vote against the named executive officer compensation, we will consider the outcome of the vote when making future executive compensation decisions and evaluate whether any actions are necessary to address stockholder concerns expressed by such vote. It is expected that the next advisory vote on executive compensation will occur at the 2022 Annual Meeting of Stockholders.
We encourage you to review the complete description of the Company’s executive compensation programs provided in this Proxy Statement, including the Compensation Discussion and Analysis and the accompanying compensation tables.
Say-on-Pay Vote

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, this non-binding advisory stockholder vote gives you as a stockholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, and the related compensation tables and narrative discussion, is hereby APPROVED.”
Required Vote of Stockholders

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 2 is required for the approval thereof. Abstentions will have the same effect as votes “AGAINST” this Proposal. Broker non-votes will have no effect on the outcome of this Proposal.
Proxies received in response to this solicitation will be voted “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as described in the “Compensation Discussion and Analysis” section of this Proxy Statement unless otherwise specified in the proxy.

26
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL 2 - ADVISORY VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS
Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION OF THIS PROXY STATEMENT.

27
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

PROPOSAL 3 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board is responsible for the appointment, remuneration, retention and oversight of the work of our independent registered public accounting firm. The Audit Committee has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and has further directed that management submit its selection of our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Deloitte & Touche LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2020.
Although ratification by our stockholders is not a prerequisite to the Audit Committee’s ability to make this selection of our independent registered public accounting firm, it believes that requesting stockholder ratification represents an important corporate governance practice. Accordingly, our stockholders are being asked to ratify, confirm and approve the selection of Deloitte & Touche LLP as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and, if required, our internal control over financial reporting for the fiscal year ending December 31, 2021. If our stockholders do not ratify our selection of Deloitte & Touche LLP, this selection will be reconsidered by the Audit Committee; however, since this is a non-binding vote, the Audit Committee may still retain Deloitte & Touche LLP for these fiscal year 2021 services. Conversely, if our stockholders ratify the appointment of Deloitte & Touche LLP, the Audit Committee will continue to conduct an ongoing assessment of their scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Deloitte & Touche LLP at any time.
There will be representatives from Deloitte & Touche LLP present at the Annual Meeting. They will have the opportunity to provide a statement regarding their engagement with the Company, and will be available to answer appropriate questions from stockholders.
Required Vote of Stockholders

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 3 is required for the approval thereof. Abstentions will have the same effect as votes “AGAINST” this Proposal.
Proxies received in response to this solicitation will be voted “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 unless otherwise specified in the proxy.
Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

28
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL NO. 3 – RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Independent Registered Public Accounting Firm Fees

The following table summarizes aggregate fees billed to us for professional services rendered by Deloitte & Touche LLP in its capacity as our principal independent registered public accounting firm for the fiscal years ended December 31, 2020 and 2019:

	Year Ended December 31,
	2020	2019
Audit Fees	$861,000	$1,123,430
Audit-Related Fees	$21,600	$112,350
Tax Fees	$249,467	$233,681
Total	$1,132,067	$1,469,461
The fees billed to us during or related to the fiscal years ended December 31, 2020 and 2019 consist solely of audit fees, audit-related fees, and tax fees, as follows:
Audit Fees.
Represents the aggregate fees billed to us by our principal independent registered public accounting firm for (i) professional services rendered for the audit of our annual consolidated financial statements and our internal control over financial reporting included in our Form 10-K, (ii) reviews of our consolidated financial statements included in our Form 10-Q filings for each fiscal quarter, and (iii) services that are normally provided in connection with registration statements.
Audit-Related Fees.
Represents the aggregate fees billed to us by our principal independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit and review of our consolidated financial statements that are not already reported in Audit Fees. These services include accounting consultations and attestation services that are not required by statute and the preparation of consents with respect to registration statements on Form S-8.
Tax Fees.
Represents the aggregate fees billed to us by our principal independent registered public accounting firm for professional services rendered for the filing of tax returns and other tax compliance matters, as well as tax advice for certain business events.
All Other Fees.
We did not incur any other fees to Deloitte & Touche LLP as our principal independent registered public accounting firm during the fiscal years ended December 31, 2020 and 2019.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services of Independent Auditor
All audit and non-audit services by our independent registered public accounting firm were pre-approved by our Audit Committee. For audit services, Deloitte & Touche LLP provides the Audit Committee with an audit plan, including proposed fees in advance of the annual audit. The Audit Committee approves the plan and fees for the audit. Pursuant to its charter, the Audit Committee may establish pre-approval policies and procedures, subject to SEC and NASDAQ rules and regulations, to approve audit and non-audit services, although, it has not yet done so.

29
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

OUR CORPORATE GOVERNANCE

We are committed to a strong self-governance program. Our corporate governance practices are designed to maintain high standards of oversight, compliance, integrity and ethics, while promoting growth in long-term stockholder value. The role of our Board is to ensure that Spectrum is managed for the long-term benefit of our stockholders and other stakeholders.

Each year, we review our corporate governance and compensation policies and practices and engage with our stockholders. In our ongoing effort to ensure that our governance policies and practices consistently reflect best practices, we take suggestions from our stockholders into consideration, along with developments and evolving trends reflected in the standards established by proxy advisory firms, as well as in the policies, practices and disclosures of other public companies. In this way, we affirm our commitment to conducting business with honesty, fairness and integrity by continually evolving our programs to benefit all of our stakeholders.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of the Company. Our Corporate Governance Guidelines are available without charge on the “Corporate Governance” page of the “Investor Relations” section of our website, which may be accessed by navigating to investor.sppirx.com, by clicking the “Corporate Governance” link under “Investor Relations” and then by clicking on “Corporate Governance Guidelines” under “Other Governance Documents.” Our Nominating Committee reviews the Corporate Governance Guidelines periodically and recommends changes to our Board as warranted. The references to our website in this Proxy Statement do not constitute incorporation by reference of the information contained on or available through our website, and you should not consider it to be a part of this Proxy Statement.
Codes of Business Conduct and Ethics

Our Board is committed to the highest legal and ethical standards in fulfilling its responsibilities. We have adopted codes of business conduct and ethics that serve as statements of corporate values, commitments and standards of professional conduct, both internally and externally. Our Board and all employees are provided with a copy of both the Employee and Vendor Codes of Business Conduct and Ethics (the “Codes”). Each year, we require our Board and all employees to certify as to their understanding of and compliance with the Codes. In addition, all employees must regularly complete Workplace Harassment Prevention Training. In 2020, Spectrum placed emphasis on broadening our online training presence, providing employees with access to information and courses including the protection of confidential information, the prevention of workplace violence, careful communication practices, information security threat awareness, sexual harassment and respect in the workplace, supporting human rights, and insider trading.

We encourage employees to communicate concerns before they become problems. We believe that building and maintaining trust, respect and communication between employees and management and between fellow employees is critical to the overriding goal of conducting business with honesty, fairness and integrity. Copies of the Codes are posted on our website at https://www.sppirx.com/corporate-compliance.html.

The Spectrum Compliance Helpline provides confidential, secure, and anonymous reporting available 24 hours a day. Additionally, our Global Compliance Officer also provides confidential resources for employees to surface their concerns without fear of retaliation.

30
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

How We Approach Environmental, Social and Governance (“ESG”) Matters

We know that our focus on and effective management of ESG issues is critical to our Company’s long-term success and preserving the health of our planet. We firmly believe that diversity of our people is our strength. We remain committed to continually strengthening diversity and inclusion in our workplace, implementing environmentally sustainable practices, and fostering an ethical culture at the core of what we do and who we do it with.

We also recognize the importance of leading by example, both through the transparency we provide on material and relevant sustainability issues and through continual assessment of our ESG practices. In 2020, we completed a comprehensive assessment to update our priority ESG issues. The assessment has provided insights into where we can make additional, meaningful impact on patients, our workplace, our communities, and the environment.

Our Board and executive management team are focused on integrating sustainable and responsible business practices into our strategy and operations. The charter of the Board’s Science, Technology and Sustainability Committee expressly delegates Board oversight of ESG matters to this committee. The Company’s policy is to take into consideration the long-term interests of the Company, its stockholders, and other stakeholders, including patients, employees, the healthcare community, regulators, suppliers, and local communities. In doing so, our responsibility strategy centers on three focus areas:
®    Improving the lives of people with serious diseases
®    Fostering a culture of integrity and excellence
®    Building sustainable communities

Making a difference is ingrained in our corporate culture and integral to our purpose. We go to incredible lengths at Spectrum to impact the lives of patients by increasing access to medicine, providing support to patients and their caregivers, physicians, advocacy groups, communities and beyond. We know that our efforts contribute not just to Spectrum’s long-term success and sustainability but also to the broader world. Key ESG factors we believe strongly support Spectrum’s long-term sustainability include:

31
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

OUR CORPORATE GOVERNANCE

Our Governance

We employ strong corporate governance principles and practices.
•Our Board is predominantly independent with a balance of skills and experience and an emphasis on independent oversight and continuous improvement.
•Our Board is diverse in experience, education, talents, gender and race.
•We employ an annual director assessment process that has resulted in Board refreshment, with five directors joining the Board since 2018.
•We are committed to frequent and active stockholder engagement with a regular outreach program. Stockholder feedback has influenced improvements to our governance, compensation programs and ESG disclosure.
•The Board actively considers matters of sustainability, with particular focus on key ESG factors important to Spectrum’s sustainability goals.

Our Purpose and Our Focus on Ethics and Integrity

We are committed to a corporate culture of compliance and integrity.
•Ours is a culture of commitment to making a difference by (i) acquiring, developing, and commercializing novel and targeted drug products, with a primary focus on oncology, (ii) supporting patient advocacy efforts, and (iii) giving back to the community.
•Integrity, honesty and doing the right thing are integral to everything we do at Spectrum and embedded in our Codes of Business Conduct and Ethics. Through our core values of people, patient focus and quality, we work to better the lives of patients and the communities where we work, live and serve.
•We value the trust and reputation behind Spectrum’s name and promote high standards of integrity, conducting our affairs in an honest and ethical manner, supported by our strong Compliance and Ethics Program.

32
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

OUR CORPORATE GOVERNANCE

Our Approach to Human Capital Management

We are committed to cultivating and advancing diversity in all forms as well as building a strong culture.
•Inclusion and belonging are paramount, where all Spectrum employees strive to be open and inclusive leaders and teammates. Our culture is what unifies our employees across our diverse business model and ensures we are positioned to understand the needs of patients and improve their quality of life where we can.
•Spectrum places significant value on fostering and enabling growth for our employees, both personally and professionally, and we are committed to providing a safe, healthy, innovative, and diverse work environment.

Minimizing Environmental Impacts

We aim to conduct our business in a responsible way that minimizes environmental impacts.
•We are committed to furthering sustainable practices across our business, including minimizing and, if practicable, eliminating the use of any substance or material that may cause environmental damage; reducing waste generation and disposing of all waste through safe and responsible methods; minimizing environmental risks by employing safe technologies and operating procedures; and requiring the same of our vendors and partners throughout our supply chain.

Backing our Colleagues During COVID-19

Throughout the pandemic, we have worked to provide our people with the flexibility and resources needed to stay safe, healthy and productive. We expanded our extensive health benefits and well-being programs to provide virtual counseling, wellness coaching, meditation classes, exercise programs and more to help our people cope with the challenges and stress of the pandemic. For colleagues enrolled in one of our medical plans, we provided coverage for all out-of-pocket medical and pharmacy service costs related to COVID-19 testing and treatment. We quickly moved to remote working arrangements in all of the Company’s locations.

Decisions to reopen offices are being made on a location-by-location, floor-by-floor and colleague-by-colleague basis and are not happening all at once. As offices begin to reopen, we will implement appropriate safety protocols such as, daily health/wellness assessments, distribution of appropriate PPE, increasing janitorial servicing, and limiting the number of people in elevators and on floors where necessary. The temporary remote working arrangements will continue to be evaluated based on the federal and state regulations along with work productivity. We anticipate resuming an office work environment for selected individuals in the latter part of 2021 or based on business demands.

33
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

OUR CORPORATE GOVERNANCE
Stockholder Engagement
Our Board’s Commitment to Stockholder Engagement

Our Board and management recognize the benefits that come from robust dialogue with stockholders and other relevant parties and we have embraced an active engagement strategy for many years. We engage with stockholders throughout the year in order to:
®    Provide visibility and transparency into our business, our performance and our corporate governance, ESG and compensation practices;
®    Discuss with our stockholders the issues that are important to them, hear their expectations for us and share our views; and
®    Assess emerging issues that may affect our business, inform our decision making, enhance our corporate disclosures and help shape our practices.

FALL	è	WINTER
Comprehensive engagement with stockholders to gather feedback following the Annual Meeting of Stockholders and discuss developments in the Company’s business and strategy, Board and corporate governance matters, executive compensation and priorities for the year.		Review stockholder feedback and Board consideration of potential changes to corporate governance, executive compensation program and proxy disclosures.
é		ê
SUMMER		SPRING
Review feedback and results from the Annual Meeting of Stockholders, plan for Fall Engagement and conduct targeted and responsive engagement.
Conduct meetings between stockholders and management to update stockholders and gather feedback on compensation and governance changes and to discuss items on the Annual Meeting of Stockholders agenda.
é		ê
ANNUAL STOCKHOLDER MEETING

Our Board Leadership Structure

We believe that strong, independent leadership is essential for our Board to effectively perform its primary oversight functions. It is also important for the Board to retain flexibility to determine its leadership structure

34
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

OUR CORPORATE GOVERNANCE

based on the particular composition of the Board, the individuals serving in leadership positions, the needs and opportunities of the Company as they change over time and the additional factors described below.
While the Board has not mandated a particular leadership structure, since 2017, the roles of Chairman and Chief Executive Officer have been separate which we believe increases the Board’s independence from management and thus leads to better monitoring and oversight. Mr. Ashton, in his current role as Chairman, provides leadership to the Board by, among other things, working with the Chief Executive Officer and the Corporate Secretary to set Board calendars, determine agendas for Board meetings, ensure proper flow of information to Board members, facilitate effective operation of the Board and its committees, help promote Board succession planning and the orientation of new directors, address issues of director performance, and help promote senior management succession planning. Our Chief Executive Officer has primary responsibility for the operational leadership of the Company and for implementing the Company’s strategic direction.

Six of our seven director nominees are independent, and the Audit, Compensation, Nominating and Corporate Governance, and Science, Technology and Sustainability committees are composed solely of independent directors. Consequently, the independent directors directly oversee such critical items as the Company’s financial statements, executive compensation, the selection and evaluation of directors and the development and implementation of our corporate governance programs.

The Board will continue to review our Board leadership structure as part of the succession planning process. We believe that our leadership structure, in which the roles of Chairman and Chief Executive Officer are separate, together with independent key committees, is and will continue to be effective and is the optimal structure for our Company and our stockholders.

35
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

OUR CORPORATE GOVERNANCE
Board Composition and Diversity

Our Nominating Committee is committed to maintaining a Board with a broad spectrum of experience and expertise that will promote the presentation and consideration of different points of view, meet the Company’s evolving needs and strengthen our diversity. This high level summary is not intended to be an exhaustive list of each of the Board members skills or contributions to the Board and is reflective of our current Board.

Key director qualifications, expertise, and attributes
Financial Experience	5 of 7
Audit Committee Financial Expertise	5 of 7
Public Company Governance/Director Certification	6 of 7
Executive Leadership	7 of 7
Business Development and M&A	6 of 7
Quality, Regulatory or Scientific/R&D	4 of 7
Legal	1 of 7
Strategic Planning	7 of 7
Drug Development	4 of 7
Sales, Marketing & Brand Management	4 of 7
Risk Management	3 of 7

36
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

OUR CORPORATE GOVERNANCE

37
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

OUR CORPORATE GOVERNANCE
Board Independence

Our Board leadership structure supports the independence of our non-management directors. The independent directors meet in an executive session at each Board meeting, and each of the standing Board committees (discussed below) is comprised solely of and led by independent directors. In determining whether members of our Board are independent, the Board reviews a summary of our relationships with each director and other facts relevant to the analysis of whether the directors qualify as “independent directors” under the NASDAQ Listing Rules. The NASDAQ Listing Rules have objective tests and a subjective test for determining who is an "independent director." The subjective test states that an independent director must be a person who lacks a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has not established categorical standards or guidelines to make these subjective determinations, but considers all relevant facts and circumstances.
The Board has affirmatively determined that Messrs. Ashton and Fischer and Ms. Brennan and Drs. Vacirca, Vyas, and Welles, each of whom served as members of our Board during the fiscal year ended December 31, 2020, are independent directors pursuant to the NASDAQ Listing Rules. Mr. Turgeon does not qualify as independent because of his current employment as the Company's President and Chief Executive Officer. All members of the Audit, Compensation, Nominating and Corporate Governance and Science, Technology and Sustainability Committees are independent pursuant to the NASDAQ Listing Rules. In addition, the members of the Audit Committee are independent directors pursuant to the heightened independence criteria for members of Audit Committees set forth in SEC rules.
Our Board Evaluation Process

Each year, our Board conducts a comprehensive self-evaluation in order to assess its own effectiveness, reviews our governance practices, and identifies areas for enhancement. Our Board’s annual self-evaluation also is a key component of its director nomination process and succession planning.
The Nominating Committee, in consultation with our Independent Chairman, reviews and determines the overall process, scope, and content of our Board’s annual self-evaluation process. As provided in its charter, each of our Board’s standing committees also conducts a separate self-evaluation process annually which is led by the committee chair. Our Board’s and each committee’s self-evaluation includes a review of the Corporate Governance Guidelines and its committee charter, respectively, to consider any proposed changes.
The Nominating Committee has continued to enhance the form and scope of the Board’s self-evaluation process based on director feedback, best practices, experience, and regulatory expectations.

The Nominating Committee reviews best practices annually relating to Board and committee self-evaluation processes and makes changes to the form and scope of its evaluation so that the process continues to provide the Board with an effective mechanism to evaluate the Board’s performance and effectiveness and make changes the Board determines are necessary and appropriate.
Director Attendance at Meetings

During 2020, the Board held five meetings and acted by unanimous written consent four times. All directors attended more than 75% of all Board meetings and meetings of Board committees on which they were members during fiscal year 2020. The independent, non-management directors meet separately in regularly scheduled executive sessions without members of management (except to the extent that the non-management directors request the attendance of a member of management). A Board meeting is typically scheduled in conjunction with our Annual Meeting, and it is expected that our directors will attend the Annual Meeting absent good reason. In 2020, COVID-19 prevented Board members from attending the 2020 Annual Meeting of Stockholders. The Chief

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	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

CORPORATE GOVERNANCE
Financial Officer and Chief Legal Officer attended the 2020 Annual Meeting of Stockholders in-person in Henderson, Nevada. If a director is unable to attend a meeting, he or she must notify the Board and attempt to participate in the meeting by telephone, if possible.
Committees of the Board

Our Board has four standing committees: Audit; Compensation; Nominating and Corporate Governance; and Science, Technology and Sustainability. All of the standing committees of the Board are comprised entirely of independent directors. Each committee has a written charter that describes its responsibilities, and each charter is available on our website at https://investor.sppirx.com/corporate-governance. Each committee has the authority, as it deems appropriate, to independently engage outside legal, accounting or other advisors or consultants. In addition, each committee annually conducts a review and evaluation of its performance and reviews and reassesses its charter. The Board intends to reevaluate the composition of each of the committees at its meeting immediately following the Annual Meeting. The table below provides information about the Board committee memberships that our independent directors currently hold.
Board Committee Membership
as of December 31, 2020

Independent Director(1)	Audit	Compensation	Nominating and Corporate Governance	Science, Technology and Sustainability
William L. Ashton	Member		Member
Nora E. Brennan	Chair	Member
Seth H.Z. Fischer	Member	Member
Jeffrey L. Vacirca		Chair		Member
Dolatrai M. Vyas			Member	Chair
Bernice R. Welles			Chair	Member
(1)    The Chairman of the Board may attend each Committee meeting, except to the extent that a Committee requests to meet without the Chairman present.
Audit Committee.
At December 31, 2020, the Audit Committee was comprised of Messrs. Ashton and Fischer and Ms. Brennan (Chair), each of whom satisfied the NASDAQ and SEC “independence” and other rules for Audit Committee membership. The Audit Committee held four meetings during fiscal year 2020. Our Board determined that Messrs. Ashton and Fischer and Ms. Brennan were “audit committee financial experts” within the meaning of SEC rules.
The principal responsibilities of the Audit Committee include but are not limited to:
•    Duly appointing and overseeing the quality and scope of work conducted by the independent registered public accounting firm;
•    Reviewing independence qualifications and quality-control procedures of the independent registered public accounting firm;
•    Overseeing and monitoring the Company’s internal controls over financial reporting; and
•    Discussing with management and the independent registered public accounting firm, the quality of its quarterly and annual financial statements and related disclosures, prior to its filing with the SEC.
Compensation Committee.
At December 31, 2020, the Compensation Committee was comprised of Dr. Vacirca (Chair), Ms. Brennan and Mr. Fischer. The Compensation Committee held five meetings during fiscal year 2020 and acted by unanimous written consent twice during fiscal year 2020. Our Board determined that each of the members was an “independent director” within the meaning of the NASDAQ Listing Rules.

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Spectrum Pharmaceuticals	2021 PROXY STATEMENT

OUR CORPORATE GOVERNANCE
For additional information about the role and responsibilities of the Compensation Committee, see the “Compensation Discussion and Analysis — Role of Compensation Committee in Determining Executive Compensation” section of this Proxy Statement.
Nominating and Corporate Governance Committee.
At December 31, 2020, the Nominating Committee was comprised of Drs. Welles (Chair) and Vyas and Mr. Ashton. Our Board determined that each of the members was an “independent director” under the NASDAQ Listing Rules. The Nominating Committee’s responsibilities include, but are not limited to: the identification and recommendation of nominees for election as directors by the stockholders; the identification and recommendation of candidates to fill any vacancies on our Board; and the recommendation of policies and standards of corporate governance. The Nominating Committee held five meetings during fiscal year 2020 and acted by unanimous written consent one time during fiscal year 2020.
The Nominating Committee considers a number of factors when reviewing potential nominees for the Board. The factors which are considered by the Nominating Committee include the following:
•the candidate’s ability and willingness to commit adequate time to Board and committee matters;
•the fit of the candidate’s skills and personality with those of other directors and potential directors in building and maintaining an effective and collegial Board;
•the candidate’s personal and professional integrity, ethics and values;
•the candidate’s experience as a corporate officer of a publicly-held company;
•the candidate’s experience in our industry and with corporate responsibility and sustainability;
•the candidate’s experience as a Board member of another publicly-held company;
•whether the candidate would be “independent” under applicable standards;
•whether the candidate has practical and seasoned business judgment; and
•the candidate’s academic qualifications and professional credentials in an area of our operations.
The Nominating Committee has evaluated and recommended to the Board the nomination of each of the seven nominees named in this Proxy Statement for election to the Board.
For all directors, we require independence, integrity, personal and professional ethics and business judgment. Gender, race, and ethnic diversity also have been, and will continue to be, a priority for the Nominating Committee and our Board in its director nomination process. This is because the Nominating Committee and our Board believe that it is essential that the composition of our Board appropriately reflects the diversity of our Company’s team members, its customers, and the communities they serve. The Board maintains a thoughtful and deliberate refreshment process to ensure that we have the independence, diversity and deep industry expertise necessary to continue to effectively oversee the Company's business objectives. As a result of our robust evaluation and refreshment process, since 2017, we have appointed five new directors to the Board. This also best ensures the continuing success of our business through the exercise of sound judgment that diversity of experience and perspectives provides. If each director nominee is elected to the Board, after the Annual Meeting, over 70% of our Board will represent new directors being added in the past three years. The remaining 30% of the Board will represent incumbent directors, who have served as directors of the Company for an average of 5 1/2 years. Together, the composition of the entire Board is designed to provide the Company with informed continuity of leadership.
In selecting and making recommendations to the Board for director nominees, the Nominating Committee may consider suggestions from many sources, including our stockholders. Any such director nominations, together with appropriate biographical information and qualifications, should be submitted by the stockholder(s) to the Chairman of the Nominating Committee of our Board of Directors, c/o Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052, following the procedures set forth in the

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	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

OUR CORPORATE GOVERNANCE
Company’s bylaws. Director nominees submitted by stockholders are subject to the same review process as director nominees submitted from other sources, such as other Board members or senior management. No director nominations by stockholders have been received as of the filing of this Proxy Statement.
In identifying, evaluating and selecting future potential director nominees for election at each annual meeting of stockholders and nominees for directors to be elected by the Board to fill vacancies and newly created directorships, the Nominating Committee engages in a selection process. In identifying potential nominees, the Nominating Committee may consider as potential director nominees candidates recommended by various sources, including any member of the Board, any of our stockholders or senior management. In appropriate circumstances, the Nominating Committee may also hire a search firm to help locate qualified candidates. Once potential nominees are identified, they are initially reviewed by the Chairman of the Nominating Committee, or in the Chairman’s absence, any other member of the Nominating Committee delegated to initially review director candidates. The reviewing member of the Nominating Committee will make an initial determination in his or her own independent business judgment as to the qualifications and fit of such director candidates based on the criteria set forth above. If the reviewing member determines that it is appropriate to proceed, the Chief Executive Officer and at least one member of the Nominating Committee will interview the prospective director candidate(s). The full Nominating Committee may interview the candidates as well. The Nominating Committee will provide informal progress updates to the Board and will meet to consider and recommend final director candidates to the entire Board. Our Board determines which candidates are nominated or elected to fill a vacancy.
Science, Technology and Sustainability Committee
At December 31, 2020, the Science, Technology and Sustainability Committee (the "Science Committee") was comprised of Drs. Vyas (Chair), Vacirca and Welles. The Science Committee held four meetings during 2020. The Science Committee was created to assist the Board in monitoring the state of science and technology capabilities within the Company, the general oversight of the Company’s sustainability activities and overseeing the development of key technologies and major science and medicine-driven innovation initiatives essential to the long-term success of the Company.
The principal responsibilities of the Science Committee include but are not limited to:
•monitor and review the overall quality, competitiveness, strategy, direction and effectiveness of the Company’s research and development;
•serve as a resource and provide input, as needed, regarding the scientific and technological aspects of product safety matters and efficacy of the Company’s products;
•identify and discuss new and emerging trends in pharmaceutical science, technology and regulation, and assure the Company makes well-informed choices in the investment of it research and development resources;
•regularly review the pipeline progress;
•assist the Company in minimizing its environmental impact through responsible practices;
•observe the evolution of science and medicine outside the Company, for possible application within the Company;
•provide aid to the Compensation Committee and management in setting any scientific pipeline performance metrics under the Company’s incentive compensation program and reviewing the performance results;
•assist the Board in identifying and comprehending significant emerging science and technology policy and public health issues and trends that may impact the Company’s overall business strategy;
•assist the Board in its oversight of the Company’s major acquisitions and business development activities as they relate to the acquisition or development of new science and technology; and
•receive, review and opine on competitive intelligence debriefings from National and Biotech meetings (e.g. ASCO, AACR) attended by Company personnel.

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Spectrum Pharmaceuticals	2021 PROXY STATEMENT

OUR CORPORATE GOVERNANCE

Board/Committee Primary Areas of Risk Oversight

The Board, as a whole, actively oversees the risk management of the Company. Enterprise risks—the specific financial, operational, business and strategic risks that the Company faces, whether internal or external—are identified and prioritized by the Board and management together, and then each specific risk is assigned to the full Board or a Board committee for oversight. The Board does not have a standing risk management committee, but administers this function directly, as well as through committees of the Board. For example, the Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management its financial accounting and compliance matters, including risks associated with:
•accounting, financial reporting, tax compliance, disclosure controls and internal controls over financial reporting;
•legal matters that may have a material impact on the Company's financial statements or involve governmental investigation or allegations of fraud or breach of fiduciary duty; and
•the ethics compliance program.
The Compensation Committee oversees management of risk relating to personnel and compensation issues, such as risks associated with:
•the Company's executive compensation plans and practices; and
•cash incentive plans, equity incentive plans, profit sharing plans, deferred compensation plans and similar programs.

The Nominating Committee manages risks relating to corporate governance issues, including periodic evaluation as to whether identified risks are assigned to the appropriate Board committee (or to the Board) for oversight, as well as risks associated with:

•Board independence, effectiveness and organization;
•the director nominee evaluation process; and
•the Company's succession planning for the Company's executive officers.

The Science Committee oversees management of risks relating to changing technologies and emerging science and public health issues and trends and their impact on the Company's overall business strategy and competitive position, including risks associated with:

•the state of science and technology capabilities within the Company; and
•the general oversight of the Company's sustainability activities.

In addition, our Global Compliance Officer monitors our corporate compliance program and our compliance with applicable laws, rules and regulations and provides reports to our Board with respect to compliance matters and any related issues. The full Board considers strategic risks and opportunities and receives reports from the committees regarding risk oversight in their areas of responsibility as necessary. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s effectiveness in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.
Communications with the Board

Stockholders who wish to contact members of our Board may send email correspondence to: ir@sppirx.com. If stockholders would like to write to the Board, they may also send written correspondence to the following address:

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	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

CORPORATE GOVERNANCE
Board of Directors, c/o Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052. Stockholders should provide proof of share ownership with their correspondence. It is suggested that stockholders also include contact information. All stockholder communications will be received and processed by the Investor Relations Office, and then directed to the appropriate member(s) of the Board. In general, correspondence relating to accounting, internal accounting controls or auditing matters will be referred to the Chairperson of the Audit Committee, with a copy to the Nominating Committee. All other correspondence that is directed to the Board generally will be referred to the Chairperson of the Nominating Committee. To the extent correspondence is addressed to a specific director or requires a specific director’s attention, it will be directed to that director.
Anti-Hedging Policy

We have adopted an anti-hedging policy that prohibits any of our or our subsidiaries’ directors, officers or other employees from, at any time, directly or indirectly, engaging in any kind of hedging transaction that could reduce or limit such person’s holdings, ownership or interest in or to any of our shares of common stock or other securities, including without limitation outstanding stock options, deferred share units, restricted share units, or other compensation awards the value of which are derived from, referenced to or based on the value or market price of our securities. Prohibited transactions include the purchase by a director, officer or other employee of financial instruments, including, without limitation, prepaid variable forward contracts, instruments for short sale or purchase or sale of call or put options, equity swaps, collars, or units of exchangeable funds, that are designed to or that may reasonably be expected to have the effect of hedging or offsetting a decrease in the market value of any of our securities. A copy of the anti-hedging policy is posted on our website at https://investor.sppirx.com/corporate-governance.

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Spectrum Pharmaceuticals	2021 PROXY STATEMENT

CORPORATE GOVERNANCE
REPORT OF THE AUDIT COMMITTEE
The Audit Committee of our Board is responsible for assisting our Board in fulfilling its oversight responsibilities regarding our financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. The Audit Committee operates pursuant to a written charter, a copy of which is posted on our website at https://investor.sppirx.com/corporate-governance. The Audit Committee met four times during fiscal 2020. All members of the Audit Committee are non-employee directors and satisfy the current NASDAQ Listing Rules and SEC requirements with respect to independence, financial literacy and experience.
Our management has the primary responsibility for our consolidated financial statements as well as our financial reporting process, accounting principles and internal controls. Deloitte & Touche LLP, our independent registered public accounting firm in 2020, is responsible for performing an audit of our consolidated financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.
In this context, the Audit Committee has reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2020 with our management and our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB (Rule 3526) regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.
Based on the foregoing, the Board of Directors has approved the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
Nora E. Brennan, Chair
William L. Ashton
Seth H.Z. Fischer

The foregoing Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

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	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary

Our executive compensation program is designed to link pay to performance, encourage prudent decision-making and risk management, create a balanced focus on short-term and long-term performance, and create long-term stockholder value. In the dynamic and competitive environment in which we operate, it is imperative that we maintain a responsible executive compensation program that encourages and rewards our leaders for achieving short-term and long-term results.

Our Company’s executive compensation program is overseen by the Compensation Committee (the “Committee”)
with the advice and support of the Company’s independent compensation consultant as well as the Company’s management team. The Committee is responsible for establishing our company-wide compensation philosophy and practices and for determining the compensation for our five named executive officers (“NEOs”) listed in the compensation tables of this Proxy Statement, based on the recommendations of our President and Chief Executive Officer.

The Committee is committed to ensuring that our executive compensation program promotes the alignment of executives’ and stockholders’ interests. We have designed the program to attract and retain outstanding leaders, to motivate and reward them for achieving specified business and financial goals, and to support the creation of sustainable stockholder value. The Committee believes the fiscal year 2020 executive compensation decisions reward our executives appropriately for their performance during the fiscal year and encourage them to focus on long-term value creation. In this Compensation Discussion and Analysis (“CD&A”), we describe our philosophy and approach to executive compensation.
Key Topics Covered in our Compensation Discussion and Analysis:
Named Executive Officers

For the fiscal year ended December 31, 2020, the Committee determined that our NEOs were as follows:

Name	Title
Joseph W. Turgeon	President and Chief Executive Officer (Principal Executive Officer)
Kurt A. Gustafson	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Francois J. Lebel, M.D.	Executive Vice President and Chief Medical Officer
Keith M. McGahan	Executive Vice President, Chief Legal Officer and Corporate Secretary
Thomas J. Riga	Executive Vice President, Chief Operating Officer and Chief Commercial Officer

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Spectrum Pharmaceuticals	2021 PROXY STATEMENT

Compensation Governance and Pay Principles

Governance Practices
We maintain strong governance standards with respect to our executive compensation programs. Our practices include the following:

	Practices We Use		Practices We Don’t Use
✓ ✓ ✓
Pay-for-Performance. A significant portion of our NEO pay is performance-based and variable pay.

Independent Compensation Consultant.
The Committee engages an independent compensation consultant to provide advice on executive officer and director compensation matters.

Annual Risk Assessment. We conduct an annual risk assessment of incentive-based compensation to identify any issues that could have a material, adverse impact on the Company.

Peer Group Selection. We conduct a robust annual review and validation of our compensation peer group to ensure that the number of peer companies is appropriate and each peer company remains comparable.

Insider Trading Policy. We have a robust insider trading policy that was updated in 2020.

Clawback Policy. Our Board has adopted a stand-alone clawback policy that requires repayment to Spectrum of certain compensation that may be paid in the event of certain acts of misconduct.

Engage on Executive Compensation Matters. We engage our stockholders in open dialogue regarding our compensation program and the Committee considers the results of the say-on-pay vote when designing our compensation program.
𝕩 𝕩 𝕩
No Excessive Perquisites. We provide only limited perquisites to our NEOs that are intended to facilitate them in the performance of their duties.

No In-the-Money Options. We do not grant options with an exercise price less than the fair market value of our common stock on the date of grant.

No Excise Tax Gross-Ups. We do not provide any change-in-control tax gross-ups to our NEOs.

No Guaranteed Bonuses. Our NEOs’ bonuses are performance-based and 100% at risk.

No Repricing. No repricing or exchange of underwater options without stockholder approval.

Prohibition on Hedging. The Company’s Insider Trading Policy and Anti-Hedging Policy prohibits our directors, officers and employees from engaging in hedging, speculative or other transactions that hedge or offset any decrease in the market value of the Company’s common stock.

✓ ✓		𝕩 𝕩 𝕩
✓ ✓

Pay Principles
We believe our executive compensation program is thoughtful, consistent and continues to align with the Company’s business strategies.
®    We align pay with Company performance and to support a long-term, high-performance business model.
®    We measure performance against challenging goals established at the start of each performance cycle that are aligned with our key business priorities.
®    We discourage imprudent risk taking by avoiding undue emphasis on any one metric or short-term goal.

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	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
Our Executive Compensation Program is Supported by Our Stockholders

The Committee values the input of our stockholders and regularly engages with them on executive compensation matters to foster a constructive dialogue on the programs and decision-making process. We remain committed to maintaining this active dialogue to ensure their perspectives are thoughtfully considered. As part of its compensation setting process, the Committee annually reviews and considers the results of the prior-year’s stockholder advisory vote on our executive compensation. The Committee believes that this advisory vote can provide useful feedback regarding whether stockholders believe that the Committee is achieving its goal of designing an executive compensation program that promotes the best interests of our Company and our stockholders by providing its executives with the appropriate compensation and meaningful incentives. In establishing the 2020 compensation program, the Committee noted that 95% of the votes cast at the 2020 annual meeting supported our Company’s executive compensation program. In light of this feedback, the Committee maintained the similar design for the executive compensation program for 2020.

Stockholder Engagement
94.7% fiscal year 2020 say-on-pay vote
Reached out to stockholders owning approximately 48% of shares in 2020

The Committee intends to annually review the results of the advisory vote and will be cognizant of this feedback as it completes its annual review of each pay element and the total compensation packages for our NEOs.
Clawback Policies

Accountability is a fundamental value at Spectrum.  To reinforce this value through our executive compensation program, executive’s incentive compensation is subject to our clawback policy and the clawback provision set forth in the 2018 Plan.  Pursuant to these policies, executives’ incentive compensation is subject to recoupment in the event of an accounting restatement of the Company’s financial statements resulting from material noncompliance with financial reporting requirements under the federal securities laws, and the Board is empowered to recover equity incentive compensation (including gains from equity awards) for serious misconduct or unethical behavior, including any of the following acts: (i) any violation of a restrictive covenant agreement (e.g., non-disclosure, non-solicitation, etc.); (ii) any conduct that could result in separation from service with the Company for cause; (iii) the commission of a serious criminal act (e.g., a felony of any kind or a misdemeanor involving fraud, theft, or breach of fiduciary duty); (iv) breach of a fiduciary duty; (v) intentional violation, or grossly negligent disregard of the Company’s policies, rules, or procedures; or (vi) the participant taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that results in a significant financial loss to the Company.
Compensation Philosophy and Objectives

The Committee’s executive compensation philosophy in fiscal year 2020 remained focused on attracting, motivating, and retaining the most qualified professionals who will determine our long-term success. We have structured our executive compensation program to be competitive with compensation paid by companies in the same market for executive talent. This enables us to achieve our strategic objectives within the increasingly competitive sector in which we operate.

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Spectrum Pharmaceuticals	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
The Committee regularly assesses the elements of our executive compensation program to ensure that pay is tied to performance and that it is using executive compensation components that it believes will most cost effectively attract and motivate executive officers. The Committee structures the executive compensation program to reward our NEOs when performance achieves or exceeds goals. A significant component of our incentive structure is weighted towards overall leadership team performance against targeted goals (rather than individual performance), so that if we meet or exceed our goals, the team earns target or above awards. Conversely, if the team fails to meet the minimum thresholds, components of performance-based compensation will not be awarded.
Compensation Objectives
When reviewing and approving our executive compensation program, the Committee is guided by the following five compensation objectives:

Attract the Right Executives
Attract and retain exceptional and accomplished executives with the relevant experience and skills required to direct our strategic objectives.
Motivate the Right Executives
Provide a total compensation package that is highly competitive within the life sciences industry and, more specifically, as compared to a like-situated peer group of companies.
Pay for Performance
Tie significant portions of compensation to performance and achievement of our short-term and long-term business goals and ensure that compensation focuses on corporate performance over individual performance.
Align with Stockholder Interests
Align the interests of our executives with those of our stockholders by tying significant portions of pay to performance, paying a portion of compensation in equity and subjecting equity compensation to multi-year vesting periods.
Retain the Right Executives
Retain and engage high-performing executives with the leadership abilities and experience necessary to drive performance and create stockholder value by providing each NEO with compensation opportunities that are competitive with market practices and within our cost structure.
Quantitative and Qualitative Performance Indicators
The Committee considers quantitative financial metrics, as well as qualitative indicators of Company and individual performance in determining the level and structure of compensation for each of the NEOs. Quantitative metrics are determined annually based upon our goals and objectives and may include, among other things, (i) completion of the acquisition of commercial or clinical-phase drugs at an advantageous cost structure, (ii) advancement of product candidates through clinical trials, and (iii) obtaining regulatory approvals in the U.S. and abroad. Qualitative factors are intended to identify and reward achievements that the Committee believes are preparatory steps in our achievement of meaningful growth and may include, among other things, (i) maintaining employee engagement, (ii) maintaining effective corporate governance, including making adjustments in response to stockholder feedback, and (iii) fostering a high-performance culture throughout the organization.
The Committee believes that our success depends on these performance indicators. As a result, the Committee seeks to ensure that the compensation of our NEOs is aligned with the achievement of each. The specific performance indicators for purposes of compensation paid in fiscal year 2020 are discussed below.

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	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
How Our Pay Supports Our Strategy
Our compensation program is one of the most powerful tools for shaping our executives’, as well as our organization’s behavior and influencing our Company performance. Our program is designed to drive performance, retain top performers, promote responsible behavior and impact our return to stockholders. Our articulated philosophy provides the ability to react to the changing circumstances of our market and serves as an asset to the Company.
Our compensation program promotes the type of executive behavior we need to meet our overall vision in an efficient way. It can contribute to our objectives through our mix of base pay and performance pay and the specific ways we deliver these components. As detailed in other sections, we proactively assess and adjust our reward system to ensure that it continues to support our business strategies in the most efficient and effective way.
Compensation Elements
In furtherance of the Committee’s compensation philosophy, the Committee believes that using a combination of three principal compensation elements – base salary, annual cash bonus, and equity incentive awards – appropriately delivers on our executive compensation objectives. The Committee also uses other compensation elements, including standard benefits and perquisites, as well as change of control benefits for certain executives, which it views as necessary components of a competitive program.
In assessing the “total compensation” opportunity for each named executive officer, and determining the value with respect to each compensation element, the Committee generally seeks to weight the compensation mix heavily towards performance-based compensation (annual cash bonuses and equity awards), which we refer to as “at-risk” compensation, and seeks to limit the level of “guaranteed” compensation, such as cash compensation (base salary, benefits, and perquisites). In doing so, the Committee is mindful of the appropriate mix between guaranteed pay and at-risk pay to mitigate the potential for excessive risk taking.
The Committee also strives to provide a significant proportion of the total compensation opportunity in the form of non-cash (such as restricted stock, stock appreciation rights, stock options and performance-based restricted stock units) rather than cash components. The Committee does so to allow the NEOs to be financially rewarded for exceptional Company performance to further align the interests of the NEOs with those of our stockholders.
Governance of Executive Compensation Program

Role of Compensation Committee in Determining Executive Compensation
The Committee was appointed by the Board and consists entirely of “independent directors” under the applicable NASDAQ Listing Rules. The Committee assists the Board in its overall responsibility for oversight of compensation matters.

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Spectrum Pharmaceuticals	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
The Committee is responsible for, among other things:

® reviewing and approving the compensation of our NEOs	® reviewing and approving offer letters, employment agreements, severance agreements, change of control agreements and other similar compensatory arrangements with our NEOs

® approving individual and Company performance targets that relate to the payment of annual cash bonuses and the grant of equity awards, assessing achievement with respect to the targets, and approving the payments or grants made to our NEOs

® reviewing and discussing the Compensation Discussion and Analysis section of our annual proxy statement with management, including the related executive compensation information, and determining whether to recommend to the Board that such section be included in this Proxy Statement

® administering our cash incentive plans, equity incentive plans, profit sharing plans, deferred compensation plans and similar programs (if any), and approving awards under such plans to our NEOs	® preparing and approving the Report of the Compensation Committee for inclusion in this Proxy Statement
A secondary committee of one or more directors (including, but not limited to the Chief Executive Officer) may be appointed by either the Committee or the Board to have separate but concurrent authority with the Committee to grant cash incentive awards or equity incentive awards under the Company’s incentive plans to all eligible employees (other than directors and NEOs). The secondary committee shall regularly report to the Committee the grants so made; provided further, however, that any such grants are consistent with parameters approved in advance by the Committee or the Board; provided further, however, that a summary of all grants whether by the Committee or a secondary committee shall be reported to the Board.
In performing its duties, the Committee, in its discretion, may retain or replace any independent counsel, compensation consultants or other outside expert or advisor that the Committee believes necessary or advisable, and the Committee has the sole authority to approve the compensation of such persons. The Committee held five telephonic meetings during 2020 and acted by unanimous written consent twice.
Role of Executive Officers in Determining Executive Compensation
While our Chief Executive Officer discusses his compensation recommendations for other NEOs with the Committee, he does not participate in any Committee deliberation or determination with respect to his own compensation. The determination of the amount of compensation paid to the Chief Executive Officer is made solely by the full Board as recommended by the Committee.
The Committee considers recommendations of our Chief Executive Officer as to the performance of the other NEOs and the other NEOs’ contributions to overall performance. However, the determination of the amount of any cash or equity incentive awards payable to the other NEOs is made by the Committee or the full Board. The other NEOs and other senior management personnel are not present at meetings of the Committee and do not participate in its discussions regarding executive compensation decisions.
Peer Group Companies

Compensation Consultant and 2020 Peer Group Data
The Committee compares each executive officer’s base salary, annual cash bonuses, annual and long-term equity incentive awards to amounts paid to individuals acting in similar positions at peer group companies. The Committee reviews the composition of our peer group each year in conjunction with setting executive

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	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
compensation. As part of such reviews, the Committee considers specific criteria and recommendations from the independent compensation consultant regarding companies to add or remove from the peer group.
2020 Peer Group
To ensure competitiveness of compensation structures and pay levels for our NEOs, the Committee conducts an annual review of peer company compensation data. Each year, prior to beginning this review, the Committee examines the compositions of companies previously considered our peer companies to make certain that the selected companies continue to be relevant as evaluated, taking into account guidance from our independent compensation consultant. The Committee concluded that our compensation program for fiscal year 2020 is competitive and appropriate and our NEOs have an optimal mix of guaranteed and at-risk pay in light of competitive pay practices of our 2019 peer group. As a result, the 2019 peer group, which was approved by the Committee in January 2019, was used in connection with the 2020 compensation decisions and consisted of the following companies (the “2020 Peer Group”):

ACADIA Pharmaceuticals Inc.	Momenta Pharmaceuticals Inc.
Aerie Pharmaceuticals, Inc.	Omeros Corporation
Amicus Therapeutics, Inc.	Pacira BioSciences, Inc.
Clovis Oncology, Inc.	PTC Therapeutics, Inc.
Corcept Therapeutics Incorporated	Repligen Corporation
Eagle Pharmaceuticals, Inc.(1)	Retrophin, Inc.(2)
Genomic Health Inc.	Spark Therapeutics, Inc.
Halozyme Therapeutics, Inc.	Supernus Pharmaceuticals, Inc.
Heron Therapeutics, Inc.	Tesaro, Inc.(3)
Intercept Pharmaceuticals, Inc.	The Medicines Company(4)
Ironwood Pharmaceuticals Inc.	Theravance Biopharma, Inc.
Lexicon Pharmaceuticals, Inc.	Vanda Pharmaceuticals Inc.
Luminex Corp
(1) Company acquired in fiscal 2019 and is no longer considered a peer company.
(2) Company changed its name to Travere Therapeutics, Inc. in November 2020.
(3) Company acquired in fiscal 2019 and is no longer considered a peer company.
(4) Company acquired in fiscal 2020 and is no longer considered a peer company.
Committee Analysis of Compensation Consultant Report
The Committee intends to continue to seek advice from independent compensation consultants as it deems necessary to help ensure that our compensation programs remain appropriate and consistent with industry practices. Although the Committee believes that it is important to periodically review the compensation policies of its peer group and the survey data, the Committee also believes that our executive compensation program must further our business objectives and be consistent with our culture. Therefore, while the Committee reviews the peer group and survey data, including the total and type of compensation paid to executive officers at peer group companies to further validate that the compensation paid to our NEOs remains competitive, the Committee may not necessarily make any particular adjustments to the compensation paid to the NEOs based on the peer group or survey data.
Changes for 2021
In December 2020, the Committee engaged with Compensia, Inc. (the “Compensation Consultant”), to conduct an updated review of our executive compensation program, which included an evaluation of our peer group companies and a complete analysis of our executive compensation program in relation to our peer group companies. As a result, the Committee approved a new peer group for 2021 as recommended by the

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Spectrum Pharmaceuticals	2021 PROXY STATEMENT

Compensation Consultant. When approving the new peer group, the Committee focused on selecting a comparable sized, industry-affiliated, peer group of companies operating within the biotechnology or pharmaceutical industries. Below are the companies included in the Company’s peer group for 2021 compensation purposes:

Agenus Inc.	Eagle Pharmaceuticals, Inc.
Akebia Therapeutics, Inc.	Epizyme, Inc.
Athenex, Inc.	G1 Therapeutics, Inc.
AVEO Pharmaceuticals, Inc.	Heron Therapeutics, Inc.
BioXcel Therapeutics, Inc.	Karyopharm Therapeutics, Inc.
Chimerix, Inc.	MarcoGenics, Inc.
Clovis Oncology, Inc.	Omeros Corporation
Corcept Therapeutics Incorporated	Puma Biotechnology, Inc.
CTI BioPharma Corp.	Viela Bio, Inc.(1)
CytoDyn Inc.	Y-mAbs Therapeutics, Inc.

(1) Company acquired in March 2021 and is no longer considered a peer company.

Key Elements of Executive Compensation

The principal elements of compensation for our NEOs include:
®    Base Salary
®    Annual Cash Bonus
®    Equity Incentive Awards
®    Benefits and Perquisites
®    Payments upon Termination of Employment or Change in Control
We believe our “pay for performance” philosophy attracts, retains, and motivates our NEOs and fully aligns each with our current year goals and longer-term strategic objectives, all in service to the maximization of stockholder value.
Base Salary
To determine an executive’s base salary, the Committee, with assistance from the Compensation Consultant, considers the pay practices of the peer group for comparable positions; the executive’s experience, tenure, scope of responsibility and performance; internal pay alignment; continuity planning and management development considerations; and for newly-hired executives, the Committee also considers the compensation required to attract the executive to the Company. There is no specific weighting applied to any of these factors in setting annual salaries, and the process ultimately relies on the subjective exercise of the Committee’s judgment. Based on its assessment of these factors, and taking into account the Committee’s decision to deliver increases to the appropriate total compensation opportunity for the NEOs for 2020 in the form of increases to their long-term incentive award opportunities, none of the NEOs received a base pay increase for 2020, with the exception of Dr. Lebel, whose base pay increased in order to align with the other NEOs.

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	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
In March 2020, the Board approved the 2020 base salaries for each of our NEOs as recommended by the Committee, presented below in comparison with fiscal year 2019.

	Base Salary
Executive	2019	2020
Joseph W. Turgeon	$750,000	$750,000
Kurt A. Gustafson	$540,000	$540,000
Francois J. Lebel, M.D.	$520,000	$540,000
Keith M. McGahan	$500,000	$500,000
Thomas J. Riga	$550,000	$550,000
Annual Cash Bonuses
As discussed above, the Committee believes it is necessary for a meaningful portion of the total compensation potential of our NEOs in the form of cash bonuses to be dependent on (1) the achievement of specified quantitative and qualitative Company performance targets and (2) their individual performance levels towards these goals.
The fiscal year 2020 target bonus opportunity for each named executive officer was set at the same percentage of salary as in fiscal year 2019 and is consistent with market trends and practices and our 2020 Peer Group’s bonus practices, as summarized below:

Target
Executive	2019	2020
Joseph W. Turgeon	70% of base salary	70% of base salary
Kurt A. Gustafson	50% of base salary	50% of base salary
Francois J. Lebel, M.D.	50% of base salary	50% of base salary
Keith M. McGahan	50% of base salary	50% of base salary
Thomas J. Riga	60% of base salary	60% of base salary
During 2020, despite the complex and challenging operating environment resulting from the COVID-19 pandemic, our NEOs and our employees continued to display their resilience and dedication to our business, which was fundamental to the strong performance we achieved in 2020. While the impact of the COVID-19 pandemic was pronounced, it was less severe for the Company than for companies in many other industries and employee health and engagement was the primary focus of the Company during these unprecedented times. The Company remained committed to nurturing and fostering a performance culture among our NEOs and our employees that is aligned with the stockholder experience. The Committee decided not to make any changes to the performance goals for 2020 in response to the COVID-19 pandemic, including for any currently outstanding awards.
The bonus amounts for our fiscal year 2020 business achievements were determined by the Committee in January 2021, based on an assessment of the following objectives: (i) gain FDA approval of ROLONTIS® by end of 2020; (ii) commercial supply readiness for ROLONTIS®; (iii) expansion of our drug product pipeline through in-license transactions; (iv) exit 2020 with over $100 million in cash; and (v) meeting certain other financial and compliance program goals.

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Spectrum Pharmaceuticals	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
The Committee determined that substantially all of these goals were met on a weighted-basis, resulting in 98% achievement. The Board subsequently approved the percentage of goals that were achieved in 2020 to be 100%. A summary of the achievement of the 2020 goals is set forth below:

2020 Key Strategic Goals (150% maximum achievement with Kickers)	Overall 98% Achieved on a Weighted Basis
ROLONTIS® (45%)	Mixed Achievement (20%)
w Gain FDA approval by Q4 (20%)

w Ensure organizational readiness to launch commercially by Q4 (10%)
w Ensure CMC readiness with total of 50k vials available by Q4 (5%)
w Same Day dosing study Go/No go decision by Q4 (5%)
w Engineering run in fully constructed and qualified GMP-ready facility at BioVectra by Q4 (5%)

Not Achieved ✓ Achieved ✓ Achieved ✓ Achieved Not Achieved
Poziotinib (35%)	Full Achievement
w Generate top line results of Cohorts 2 by Q3 (5%)

w Generate top line results of Cohorts 3 by Q4 (5%)

w Complete futility on amended Cohort 4 by Q4 (10%)

w Complete futility on amended Cohort 5 by Q4 (15%)

✓ Achieved ✓ Achieved ✓ Achieved ✓ Achieved
Business Development (10%)	Full Achievement
w Execute one meaningful Business Development transaction to advance Spectrum by Q4	✓ Achieved
Corporate (10%)	Full Achievement
w Exit 2020 with 〉$100 million in cash (5%) w Complete all compliance program training by Q4 (5%)	✓ Achieved ✓ Achieved
KICKERS
Poziotinib (40%)	Mixed Achievement (20%)
w Amendment strategy improves drug compliance/ORR significantly by Q4 (15%) w Cohort 2 hits primary end point by Q4 (10%) w Cohort 3 hits primary end point by Q4 (15%)	✓ Partially Achieved ✓ Achieved Not Achieved
FIT (5%)	Not Achieved
w Re-open trial and fully enroll Cohort 6 for IGN002 by Q3 (5%)	Not Achieved
Corporate (5%)	Mixed Achievement (3%)
w 5 or more new investors who establish 〉2 million share position by Q4 (1% each)	✓ Partially Achieved

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	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
As a result of the mixed achievement of the goals described above and certain individual performance levels of our executives, the Committee authorized a 2020 annual cash bonus (paid in January 2021) for our NEOs in the amounts set forth in the table below:

Name	2020 Target Cash Bonus (as a Percentage of 2020 Base Salary)	2020 Actual Cash Bonus
Joseph W. Turgeon	$525,000 (70%)	$525,000
Kurt A. Gustafson	$270,000 (50%)	$270,000
Francois J. Lebel, M.D.	$270,000 (50%)	$270,000
Keith M. McGahan	$250,000 (50%)	$250,000
Thomas J. Riga	$330,000 (60%)	$330,000
Equity Incentive Awards
Our long-term equity incentive award program is designed to promote long-term Company performance and align each executive’s risk with stockholder interest, to reward the achievement of long-term goals, and to promote stability and corporate loyalty among our executives. The Committee bases awards of long-term equity compensation on a number of different factors, including competitive market practices as determined by our peer group analysis, the information provided by our independent compensation consultant, the amount of cash compensation that is currently paid to each NEO, each NEO’s level of responsibility, our retention objectives and our pay-for-performance philosophy. In general, the Committee makes long-term equity award determinations for our NEOs in the first quarter of each year and typically consults with our CEO in determining the size of grants to each NEO, other than himself, although the Committee makes all final determinations. The non-management directors’ practice is to meet in executive session following the Board meeting in the first quarter of each year to review and ratify the Committee’s annual review of the CEO. In fiscal 2020, the Committee granted long-term equity incentive awards under the 2018 Plan, which was previously approved by our Board and stockholders.
The long-term equity incentive awards granted to our NEOs in fiscal 2020 consisted of stock appreciation rights (“SARs”), stock options and restricted stock awards (“RSAs”). To further promote retention, 25% of the SARs and options granted in fiscal 2020 were vested on the date of grant and the remaining 75% of the shares vest in equal annual installments on each of the first three anniversaries of the grant date and RSAs granted in fiscal 2020 vest in equal annual installments over a three year period commencing on the first anniversary date of the grant. As the awards are inherently tied to the performance of our common stock, we consider a vesting schedule based upon continued service appropriate to meet the desire for both retention and performance incentive.

The value of the equity awards granted to our NEOs in fiscal 2020 are reported in the Summary Compensation table and are further described in the Grants of Plan-Based Awards Table.
Stock Appreciation Rights. 2020 was the first year the Company began granting SARs to the NEOs. Our NEOs derive value from their SARs based on the appreciation in the value of the underlying shares of Company stock. The value set for the SARs granted pursuant to the Plan is set at the closing price of our common stock on the date immediately prior to the date of grant. SARs provide the Company with the flexibility to settle, at the time of exercise, in cash or Company stock. We believe that SARs are an important element of total NEO compensation principally because they:
®    Are consistent with our philosophy of aligning the interests of our NEOs with those of our stockholders, because value is created for the executives only if the share price of our common stock increases during the term of the SAR, which in turn leads to increased stockholder value; and
®    Are advantageous to the executive since, unlike stock options, the executive does not have the cash outlay associated with having to purchase the SAR.
®    Help to retain executives through the use of time-based vesting provisions that provide for vesting over several years.

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Spectrum Pharmaceuticals	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Stock Options. During the past several years, we have granted stock options to our NEOs and other employees pursuant to the Plan. In accordance with the terms of the Plan, the exercise price of stock options granted pursuant to the Plan is set at the closing price of our common stock on the date immediately prior to the date of grant. We believe that stock options are an important element of total NEO compensation principally because stock options:
®    Are consistent with our philosophy of aligning the interests of our NEOs with those of our stockholders, because value is created for the executives only if the share price of our common stock increases during the stock option term, which in turn leads to increased stockholder value; and
®    Help to retain executives through the use of time-based vesting provisions that provide for vesting over several years.
Restricted Stock Awards. Over the past several years, we have granted RSAs pursuant to the Plan. We believe restricted stock is an important element of total NEO compensation because restricted stock:
®    Results in immediate value to the recipients while still providing incentive to maximize the value of our stock; and
®    Help to retain executives through the use of time-based vesting provisions that provide for vesting over several years.
Benefits and Perquisites
The NEOs are eligible to receive benefits that are generally available to each of our full-time employees, including health insurance, long-term disability insurance, life insurance and vacation pay. As with other employees, the NEOs are required to make contributions to us to offset a portion of the cost of certain benefit plans.
We also maintain a 401(k) Plan and an Amended and Restated Employee Stock Purchase Plan (“ESPP”), each of which are generally available to all employees. The 401(k) Plan provides matching employee contributions in cash up to applicable limits. The ESPP provides employees with the opportunity to purchase our common stock through accumulated payroll deductions, at a 15% discount to the lesser of (i) the market price of the stock at the beginning of the designated period, and (ii) the market price of the stock at the end of the period. These plans are designed to encourage employees to save for retirement and to encourage ownership of shares of our common stock. We believe they provide an additional incentive for our employees to contribute towards our continued success and align the interests of our employees with those of our stockholders.
In addition, our Board approved the Nonqualified Deferred Compensation Plan in 2011. The Nonqualified Deferred Compensation Plan is administered by the Committee and is intended to be an unfunded plan. The Nonqualified Deferred Compensation Plan is maintained primarily to provide deferred compensation benefits for a select group of our employees, including our NEOs. Under the Nonqualified Deferred Compensation Plan, we provide participants with the opportunity to make annual elections to defer up to a specified amount or percentage of their eligible cash compensation, as established by the Committee (in 2020, eligible participants could defer up to 75% of base salary and up to 100% of bonus). In addition, we have the option, but not the obligation, to make discretionary or matching cash contributions to employees under the Nonqualified Deferred Compensation Plan. During 2020, we made a 50% match on each participant’s contributions to the Nonqualified Deferred Compensation Plan up to 20% of the participant’s eligible compensation. For additional information, see “Nonqualified Deferred Compensation Plan” later in this Proxy Statement.
Impact of Accounting and Tax Considerations on Compensation
Equity-Based Compensation. The fair value of equity-based compensation, which includes options, restricted shares and performance-based units, is measured in accordance with authoritative accounting guidance. We measure compensation cost for all equity-based awards at fair value on the date of grant and recognize compensation expense over the service period over which the awards are expected to vest.
Section 162(m). Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid to any one named executive officer in any calendar year. Under the tax rules in effect before 2018,

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	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
compensation that qualified as “performance-based” under Section 162(m) was deductible without regard to this $1 million limit. However, the Tax Cuts and Jobs Act, which was signed into law December 22, 2017, eliminated this performance-based compensation exception effective January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. As a result, compensation that is paid on or after January 1, 2018 may not be fully deductible, depending on the application of the special grandfather rules. Moreover, from and after January 1, 2018, compensation awarded in excess of $1 million to our NEOs generally will not be deductible. While the Tax Cuts and Jobs Act will limit the deductibility of compensation paid to the NEOs, the Committee will – consistent with its past practice – design compensation programs that are intended to be in the best long-term interests of Spectrum and our stockholders, with deductibility of compensation being one of a variety of considerations taken into account.
Section 280G and Section 4999. Sections 280G and 4999 of the Code relate to the loss of a corporate deduction and a 20% excise tax that may be applied to a payment made to an executive as a result of a change in control if the payment equals or exceeds three times the executive’s base earnings (as defined by the applicable section).

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Spectrum Pharmaceuticals	2021 PROXY STATEMENT

Risk Assessment of Compensation Policies and Practices

The Committee has considered the concept of risk as it relates to our executive compensation program. The Committee believes that, for the reasons set forth below, although the majority of compensation provided to our NEOs is at-risk, our executive compensation programs do not encourage excessive risk taking and encourage our executive officers to remain focused on appropriate short-term and long-term financial and strategic goals that are tied to the creation of long-term value for our stockholders.

® Our executive compensation program consists of an appropriate mix of guaranteed pay (salary, benefits and perquisites) and at-risk pay (annual cash bonuses and equity incentive awards) and the Committee reviews this mix annually. The guaranteed portion is designed to provide a minimum compensation base that is necessary to attract and retain qualified executives, as well as to provide meaningful income to the executives regardless of stock price performance so that executives do not feel pressured to focus exclusively on stock price performance and other financial performance targets to the detriment of other important business metrics.

® Our program establishes appropriate financial and strategic performance goals that are designed to advance our business objectives and encourage the creation of long-term value for our stockholders (as opposed to just short-term increases in our stock price). These performance goals reflect a mix of Company financial and strategic goals, and individual performance goals, so as not to place too much emphasis on any particular type of objective at the expense of others.

® Our program encourages executive retention through both time-based and performance-based vesting provisions of our equity incentive awards. Our restricted stock, stock appreciation rights and stock option equity awards have a one-year minimum vesting requirement from the grant date and generally vest over three years. Our performance-based unit awards, granted in 2019, vest based upon a measurement of our relative total stockholder return (“TSR”) over a three-year measurement period.

® A significant portion of our equity incentive awards are granted in the form of stock appreciation rights, stock options and performance-based units, which are only valuable if our stock price increases over time. This serves to align the interests of our executives with those of our stockholders.

® The Committee retains ultimate oversight over the compensation of our NEOs and maintains the ability to use discretion where appropriate.

® Our internal controls and procedures, as well as our codes of conduct and ethics, also help mitigate risks associated with our executive compensation program.

Based on these considerations, the Committee has concluded that any risks arising from our executive compensation program are not reasonably likely to have a material adverse effect on us and do not encourage or place incentives on excessive or inappropriate risk-taking by our NEOs or other employees.

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	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

Executive Compensation Tables

2020 Summary Compensation Table
The following 2020 Summary Compensation Table presents the compensation we paid in fiscal years 2018, 2019 and 2020 to our NEOs. Pursuant to SEC rules, the compensation table below includes only those equity-based awards granted in a particular year and not any awards granted after year-end, even if awarded for services in that year. It additionally discloses any cash compensation earned in a particular year, even if such payments are made after year-end.

Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option/SAR Awards ($)(4)	All Other Compensation ($)(5)(6)	Total ($)
Joseph W. Turgeon	2020	750,000	525,000	675,001	1,618,441	144,776	3,713,218
President and Chief	2019	750,000	498,750	3,001,500	1,299,032	147,950	5,697,232
Executive Officer	2018	750,000	525,000	1,856,172	1,484,650	106,405	4,722,227
Kurt A. Gustafson	2020	540,000	270,000	390,000	747,566	143,386	2,090,952
Executive Vice President	2019	540,000	256,500	1,600,800	584,564	140,956	3,122,820
and Chief Financial Officer	2018	525,000	262,000	928,110	742,325	129,938	2,587,373
Francois J. Lebel, M.D.(7)	2020	540,000	270,000	450,001	847,754	116,763	2,224,518
Executive Vice President	2019	520,000	247,000	1,178,073	634,661	87,039	2,666,773
and Chief Medical Officer
Keith M. McGahan	2020	500,000	250,000	390,000	709,031	92,186	1,941,217
Executive Vice President,	2019	500,000	237,500	1,600,800	584,564	85,777	3,008,641
Chief Legal Officer and	2018	470,000	235,000	2,756,830	1,569,812	49,008	5,080,650
Corporate Secretary
Thomas J. Riga	2020	550,000	330,000	450,001	1,040,426	152,372	2,522,799
Executive Vice President,	2019	550,000	313,500	2,001,000	811,895	141,566	3,817,961
Chief Operating Officer and	2018	500,000	250,000	2,932,850	1,484,650	131,788	5,299,288
Chief Commercial Officer
(1)     The positions are those in effect as of the date of filing this Proxy Statement.
(2)     The amounts in this column reflect the base salary for each year.
(3)     The amounts in this column for 2020 reflect the annual cash bonuses paid in January 2021 with respect to 2020 achievements. For additional information, see “Compensation Discussion and Analysis — Key Elements of Executive Compensation — Annual Cash Bonuses.”
(4)     The amounts in this column reflect the aggregate grant date fair value of the awards granted in each respective year in accordance with FASB ASC Topic 718. For fair value assumptions refer to Note 5 to our financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on March 31, 2021.
(5)     2020 amounts reflect: automobile allowances of $13,800 paid to each of Messrs. Turgeon and Gustafson, Dr. Lebel, and Messrs. McGahan and Riga; annual 401(k) matching contributions of $11,400 paid to each of Messrs. Gustafson, McGahan and Dr. Lebel; annual 401(k) profit share bonus of $5,700 paid to each of Messrs. Turgeon, Gustafson, McGahan, Riga and Dr. Lebel; premiums paid on healthcare and life insurance policies, which are benefits that are offered to all employees; and matching contributions paid by us to match employee deferrals under our Nonqualified Deferred Compensation Plan, as detailed in footnote (6) below. Perquisites and other personal benefits are valued on the basis of the aggregate incremental cost to us.
(6)     The matching contributions paid by us in 2020 to match named executive officer deferrals under our Nonqualified Deferred Compensation Plan (up to 10% of eligible compensation) are as follows: Mr. Turgeon — $93,657; Mr. Gustafson — $79,650; Dr. Lebel — $78,306; Mr. McGahan — $15,625; and Mr. Riga— $86,350. These amounts are also reported in the column entitled “Company Contributions in 2020” in the “Nonqualified Deferred Compensation Table” below.
(7)     The amounts in 2018 were not applicable to Dr. Lebel as he was not a named executive officer until 2019.
Grants of Plan-Based Awards in 2020
The following table provides information about equity incentive awards granted to the NEOs in fiscal year 2020 (no “non-equity incentive plan” awards were granted in fiscal year 2020). The amounts reflected in the column entitled “Grant Date Fair Value of Stock and Option Awards” are estimated values on the date of grant based on the applicable SEC rules, do not represent any cash payments or proceeds actually received by the NEOs, and

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Spectrum Pharmaceuticals	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
may be materially different from the amounts ultimately realized by the NEOs upon the vesting and sale of the underlying shares.

Name	Grant Date	Type of Award	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option/SAR Awards: Number of Securities Underlying Options/SARs (#)	Exercise or Base Price of Option/SAR Awards ($)	Grant Date Fair Value of Stock and Option/SAR Awards ($)(4)
Joseph W. Turgeon	03/12/2020	Restricted Stock Award	282,427 (1)			675,001
	03/12/2020	Stock Option Award		450,000 (2)	2.13	693,618
	03/12/2020	Stock Appreciation Right		600,000 (3)	2.13	924,823
Kurt A. Gustafson	03/12/2020	Restricted Stock Award	163,180 (1)			390,000
	03/12/2020	Stock Option Award		260,000 (2)	2.13	400,757
	03/12/2020	Stock Appreciation Right		225,000 (3)	2.13	346,809
Francois J. Lebel	03/12/2020	Restricted Stock Award	188,285 (1)			450,001
	03/12/2020	Stock Option Award		300,000 (2)	2.13	462,411
	03/12/2020	Stock Appreciation Right		250,000 (3)	2.13	385,343
Keith M. McGahan	03/12/2020	Restricted Stock Award	163,180 (1)			390,000
	03/12/2020	Stock Option Award		260,000 (2)	2.13	400,757
	03/12/2020	Stock Appreciation Right		200,000 (3)	2.13	308,274
Thomas J. Riga	03/12/2020	Restricted Stock Award	188,285 (1)			450,001
	03/12/2020	Stock Option Award		300,000 (2)	2.13	462,411
	03/12/2020	Stock Appreciation Right		300,000 (3)	2.13	578,015
(1)    These awards will be vested as to one-third on each of March 12, 2021, 2022 and 2023, respectively, subject to the executive’s continued service on the applicable vesting date.
(2)     These awards are vested as to 25% of the shares on the date of grant. The remaining option shares vest in equal amounts of 25% of the total shares underlying the option shares on each anniversary of the grant date over the next three years, subject to the executive’s continued service to us on the applicable vesting date.
(3)    These awards are vested as to 25% of the shares on the date of grant. The remaining SAR awards vest in equal amounts of 25% of the total shares underlying the SAR on each anniversary of the grant date over the next three years, subject to the executive’s continued service to us on the applicable vesting date.
(4)    The amounts in this column reflect the aggregate grant date fair value of the respective awards in accordance with FASB ASC Topic 718. For fair value assumptions refer to Note 5 to our financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on March 31, 2021.

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	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
Outstanding Equity Awards at Fiscal Year-End 2020
The following table provides information regarding the outstanding options, restricted stock awards, performance unit awards and SARs as of December 31, 2020 held by each of the NEOs. The amounts reflected in the columns entitled “Market Value of Shares or Units That Have Not Vested” and “Equity Incentive Plan Awards: Market Value of Unearned Shares or Units That Have Not Vested” are estimated values based on the closing sales price of our common stock on December 31, 2020, do not represent any cash payments or proceeds actually received by the NEOs, and may be materially different from the amounts ultimately realized by the NEOs upon the vesting and sale of the underlying shares.

	OPTION AWARDS				STOCK AWARDS
	Number of Securities Underlying Unexercised Options/SARs (#)		Option/SAR Exercise Price	Option/SAR Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($) (1)	(#)	($) (1)
Joseph W. Turgeon	150,000		11.05	10/29/2022
	15,000		7.79	3/14/2023
	60,000		9.62	12/3/2023
	250,000		7.24	12/19/2024
	500,000		5.86	12/18/2025
	155,556		6.69	3/28/2027
	131,250	43,750(2)	19.42	1/15/2028
	100,000	100,000(2)	11.71	2/18/2029
	112,500	337,500(2)	2.13	3/12/2030
	150,000 (SARs)	450,000(2)	2.13	3/12/2030
					12,963(3)	44,204
					50,000(4)	170,500
					282,427(5)	963,076
							75,000(6)	255,750
Kurt A. Gustafson	158,204		8.21	6/3/2023
	59,891		7.78	3/25/2024
	100,000		7.24	12/19/2024
	300,000		5.86	12/18/2025
	116,959		6.69	3/28/2027
	65,625	21,875(2)	19.42	1/15/2028
	45,000	45,000(2)	11.71	2/18/2029
	65,000	195,000(2)	2.13	3/12/2030
	56,250 (SARs)	168,750(2)	2.13	3/12/2030
					6,481(3)	22,100
					26,667(4)	90,934
					163,180(5)	556,444
							40,000(6)	136,400

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Spectrum Pharmaceuticals	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

	OPTION AWARDS				STOCK AWARDS
	Number of Securities Underlying Unexercised Options/SARs (#)		Option/SAR Exercise Price	Option/SAR Expiration	Number of Shares That Have Not Vested	Market Value of Shares That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested	Equity Incentive Plan Awards: Market Value or Unearned Shares or Units That Have Not Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($) (1)	(#)	($) (1)
Francois J. Lebel, M.D.	50,000	25,000(7)	13.03	11/5/2028
	2,200	6,600(8)	10.69	4/1/2029
	62,500	62,500(2)	8.48	6/19/2029
	75,000	225,000(2)	2.13	3/12/2030
	62,500 (SARs)	187,500(2)	2.13	3/12/2030
					20,000(9)	68,200
					6,834(10)	23,304
					33,334(11)	113,669
					188,285(5)	642,052
							50,000(6)	170,500
Keith M. McGahan	20,000		7.10	8/8/2026
	6,450	2,150(8)	5.99	5/12/2027
	45,000	15,000(2)	20.57	2/6/2028
	82,500	27,500(2)	19.95	6/18/2028
	45,000	45,000(2)	11.71	2/18/2029
	65,000	195,000(2)	2.13	3/12/2030
	50,000 (SARs)	150,000(2)	2.13	3/12/2030
					1,750(12)	5,968
					8,333(13)	28,416
					7,333(14)	25,006
					15,000(15)	51,150
					26,667(4)	145,600
					163,180(5)	556,444
							40,000(6)	136,400
Thomas J. Riga	35,000		7.88	7/8/2023
	17,331		7.78	3/25/2024
	40,000		7.23	2/18/2025
	50,000		6.01	4/15/2025
	50,000		5.33	10/26/2025
	100,000		5.31	12/14/2025
	45,000		6.03	3/30/2026
	26,250	8,750(9)	5.99	5/12/2027
	131,250	43,750(2)	19.42	1/15/2028
	62,500	62,500(2)	11.71	2/18/2029
	75,000	225,000(2)	2.13	3/12/2030
	93,750 (SARs)	281,250(2)	2.13	3/12/2030
					7,500(12)	25,575
					33,333(3)	113,666
					33,334(4)	113,669
					188,285(5)	642,052
							50,000(6)	170,500

62
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
(1)     Amounts are based on the closing price of our common stock on December 31, 2020, which was $3.41 per share.
(2)     Option/SAR shares vest 25% on the date of grant, and the balance of the shares vest in three equal annual installments on each anniversary of the date of grant.
(3)    Shares granted on January 15, 2018 with one-third vesting on each of January 15, 2019, 2020 and 2021, respectively.
(4)     Shares granted on February 18, 2019 with one-third vesting on each of February 18, 2020, 2021 and 2022, respectively.
(5)     Shares granted on March 12, 2020 with one-third vesting on each of March 12, 2021, 2022 and 2023, respectively.
(6)     These awards vest as to 100% if our relative TSR ranking measured over a three-year performance period (January 1, 2019 - December 31, 2021) is at or above at least the 50th percentile and vest as to 200% if our relative TSR ranking over such period is at or above at least the 80th percentile. These awards do not vest to the extent that our relative TSR ranking over such period is below the 30th percentile. If our relative TSR ranking is at the 30th percentile of the peer group, then 25% of the target number of TSR Performance-Based Units will be earned. For relative TSR’s between the 30th percentile and the 50th percentile, or between the 50th percentile and the 80th percentile, the vesting will be determined by means of linear interpolation.

(7)    Option shares vest with one-third on each of November 5, 2019, 2020 and 2021, respectively.

(8)    Option shares vest 25% on the first anniversary of the date of grant, and the balance of the shares vest in three equal annual installments on each anniversary of the date of grant.
(9)     Shares granted on November 5, 2018 with one-third vesting on each of November 5, 2019, 2020 and 2021, respectively.
(10)     Shares granted on April 1, 2019 with one-third vesting on each of April 1, 2020, 2021 and 2022, respectively.
(11)     Shares granted on June 19, 2019 with one-third vesting on each of June 19, 2020, 2021 and 2022, respectively.
(12)    Shares granted on May 12, 2017 with 25% vesting on the first anniversary of the date of grant, and continuing to vest in equal 25% increments each anniversary thereafter until fully vested.
(13)    Shares granted on February 6, 2018 with one-third vesting on each of February 6, 2019, 2020 and 2021, respectively.
(14)    Shares granted on March 30, 2018 with one-third vesting on each of March 30, 2019, 2020 and 2021, respectively.
(15)    Shares granted on June 18, 2018 with one-third vesting on each of June 18, 2019, 2020 and 2021, respectively.

63
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Options/SARs Exercised and Stock Vested in 2020
The following table provides information regarding the number of shares acquired upon exercise of options/SARs and vesting of restricted stock in fiscal year 2020 and the resulting value deemed to have been realized by the NEOs. However, the amounts reflected in the table do not represent cash payments to or proceeds received by the NEOs. The shares acquired by the NEOs, less any shares sold to pay for taxes, were retained by the NEOs. The actual values that may be realized by the NEOs in connection with these awards may be materially different from these amounts when ultimately realized upon sale of the shares.

	STOCK AWARDS
Name	Number of Shares Acquired on Vesting (#)	Date of Vesting	Value Realized on Vesting ($)(1)
Joseph W. Turgeon	12,963	1/15/2020	42,389
	25,000	2/18/2020	70,750
	16,679	3/30/2020	38,195
Kurt A. Gustafson	6,482	1/15/2020	21,196
	13,333	2/18/2020	37,732
	12,540	3/30/2020	28,717
Francois J. Lebel, M.D.	3,416	4/1/2020	7,959
	16,666	6/19/2020	51,748
	20,000	11/5/2020	73,600
Keith M. McGahan	8,333	2/6/2020	22,916
	13,333	2/18/2020	37,732
	7,333	3/30/2020	16,793
	1,750	5/12/2020	5,294
	15,000	6/18/2020	44,100
	1,250	8/10/2020	4,806
Thomas J. Riga	33,333	1/15/2020	108,999
	16,666	2/18/2020	47,165
	6,250	3/30/2020	14,313
	7,500	5/12/2020	22,688
(1)    The amounts realized upon the vesting of restricted stock is based on the closing price of our common stock on the date immediately prior to the relevant vesting dates.

64
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
Nonqualified Deferred Compensation Plan
In order to enhance our ability to attract and retain qualified employees, our Board has approved the Nonqualified Deferred Compensation Plan, which is intended to comply with the requirements of Section 409A of the Internal Revenue Code. The Nonqualified Deferred Compensation Plan is administered by the Committee, and is intended to be an unfunded plan which is maintained primarily to provide deferred compensation benefits for a select group of our employees including the NEOs. Under the Nonqualified Deferred Compensation Plan, we will provide the participants with the opportunity to make annual elections to defer up to a specified amount or percentage of their eligible cash compensation, as established by the administrator, and we have the option, but not the obligation, to make discretionary or matching cash contributions.
The Nonqualified Deferred Compensation Plan provides eligible participants the opportunity to defer up to 75% of base salary and up to 100% of bonus. We have the option, but not the obligation, to make discretionary or matching cash contributions. Deferral accounts will be credited with a rate of return (positive or negative) based on the performance of the deemed investment options selected by the participant. The value of the accounts may increase or decrease depending upon the performance of the selected investment options. For each annual deferral, the participant may designate a specific date distribution prior to separation from service (called an “In-Service” distribution account) or distribution upon separation from service. In-Service distribution account(s) are paid in the month following the month selected by the participant in the elected year that is at least three years after the plan year to which the deferral election relates.
In 2020, we matched participants’ deferrals up to 10% of eligible compensation. Our match generally vests three years after the date of deferral. However, contributions become 100% vested upon the occurrence of the earliest of: (i) retirement; (ii) death of the participant; (iii) disability of the participant; and (iv) change of control of the Company, each as defined in the Nonqualified Deferred Compensation Plan.
The following table summarizes activity under the Nonqualified Deferred Compensation Plan in 2020:

Name	Executive Contributions in 2020 ($)(1)	Company Contributions in 2020 ($)(2)	Aggregate Earnings/(Losses) in 2020 ($)	Aggregate Withdrawals/ Distributions in 2020 ($)	Aggregate Balance as of 12/31/2020 (inclusive of 2020 and earlier activity) ($)(3)
Joseph W. Turgeon	$187,313	$93,656	$90,764	$—	$1,085,865
Kurt A. Gustafson	$159,300	$79,650	$294,626	$—	$2,308,239
Francois J. Lebel, M.D	$156,613	$78,306	$37,180	$—	$430,017
Keith M. McGahan	$31,250	$15,625	$17,184	$—	$128,973
Thomas J. Riga	$172,700	$86,350	$147,855	$(298,054)	$1,005,773
(1)     These amounts were also reported in the columns entitled “Salary” and/or “Bonus” in the Summary Compensation Table, and were not paid in addition to such amounts.
(2)     These amounts were also reported in the column entitled “All Other Compensation” in the Summary Compensation Table, and were not paid in addition to such amounts.

(3)     $93,656, $79,650, $78,306, $15,625 and $86,350 of the amounts reflected in the “Balance as of 12/31/20” column for each of Messrs. Turgeon and Gustafson, Dr. Lebel, and Messrs. McGahan and Riga, respectively, were reported in the column entitled “All Other Compensation” in the Summary Compensation Table in previous years.
Employment, Severance and Change in Control Agreements

We have entered into employment agreements with Messrs. Turgeon, Gustafson, Riga and McGahan and Dr. Lebel (the “Employment Agreements”). Under the terms of the Employment Agreements, if any executive is terminated by the Company for Cause (as defined in the Employment Agreements), or if any executive terminates

65
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
his employment without Good Reason (as defined in the Employment Agreements), in each case, other than following a Change of Control (as defined in the Employment Agreements), such executive will only be entitled to unpaid base salary and benefits accrued through the date of termination.
If any executive is terminated by the Company without Cause, or if any executive terminates his employment with Good Reason, in each case, other than following a Change of Control, such executive will be entitled to receive any unpaid base salary and benefits accrued through the date of termination, as well as a lump sum payment equal to two years of base salary and two times the previous year’s bonus, as well as 18 months of Company-paid continued coverage for such executive and his dependents under the Company’s existing health and benefit plans. Such executive will also immediately vest in all options, restricted stock and other equity incentive compensation, and will vest in his performance-based awards pro rata based on the target award for such performance-based awards and the number of days he was employed by the Company during the applicable performance period, irrespective of actual performance.
If any executive is terminated by the Company without Cause, or if any executive terminates his employment with Good Reason, in each case, within 12 months following a Change of Control, such executive will be entitled to receive any unpaid base salary and benefits accrued through the date of termination, as well as two years of base salary (to be paid on a monthly basis over a 24-month period following termination) and a lump sum payment equal to two times the previous year’s bonus, as well as 18 months of Company-paid continued coverage for such executive and his dependents under the Company’s existing health and benefit plans. Such executive will also vest in all options, restricted stock and other equity incentive compensation immediately upon consummation of the Change of Control, and will vest in his performance-based awards pro rata based on the target award for such performance-based awards and the number of days he was employed by the Company before the Change of Control during the applicable performance period, irrespective of actual performance.
All severance payments due to an executive’s termination without Cause or with Good Reason are subject to the execution and delivery of a general waiver and release of claims within 90 days of termination.

Compensation and Benefits
Pursuant to the terms of each employment arrangement, the NEOs will receive an annual base salary as stated in the definitive document, subject to adjustment by the Committee. Mr. Turgeon is eligible for a performance bonus of up to 70% of his base salary. Mr. Riga is eligible for a performance bonus of up to 60% of his base salary. Each of Messrs. Gustafson and McGahan and Dr. Lebel is eligible for a performance bonus of up to 50% of his base salary. The employment arrangements also provide for certain additional equity awards for each of the NEOs. Our Committee may, at its sole discretion, award bonuses of cash, stock, or stock options from time to time to each of the NEOs.
Under the employment arrangements, each named executive officer is entitled to receive additional employment benefits, including the right to participate in certain incentive plans, life, medical and dental benefits, and other standard benefits.
For additional information, see “Summary Compensation Table” earlier in this Proxy Statement.
Termination
As discussed above, each of the named executive officer’s employment arrangement is “at-will” for no specified term, and may be terminated by the named executive officer or us at any time for any reason or for no reason.

66
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
Potential Payments upon Termination or Following a Change in Control

The table below reflects the amount of compensation to be paid to or earned by each of our NEOs in the event of the termination of such executive’s employment with us under different circumstances. The table describes, for each named executive officer, the amount of compensation payable upon (i) resignation without reason, (ii) death, (iii) disability, (iv) involuntary termination without cause, or resignation for good reason, (v) involuntary termination for cause or (vi) termination following a change of control of the Company (other than for cause or without good reason). Where applicable, the amounts shown assume that the termination was effective as of the last trading day of fiscal year 2020, and use the closing price per share of our common stock on such date of $3.41. The amounts set forth in the table only reflect estimates of the amounts that would actually be paid out in connection with a particular termination event. The actual amounts to be paid out with respect to any particular termination can only be determined at the time of an executive’s termination.

	Resignation without Good Reason ($)	Death ($)	Disability ($)	Resignation for Good Reason ($)	Involuntary Termination Without Cause ($)	Involuntary Termination For Cause ($)	Termination Within 12 Months Following Change in Control ($)
Joseph W. Turgeon
Cash Severance Payments(1)(2)	—	1,500,000	1,500,000	2,550,000	2,550,000	—	2,550,000
Benefit Payments	—	—	—	44,670	44,670	—	44,670
Vesting Acceleration — Options	—	432,000	432,000	432,000	432,000	—	432,000
Vesting Acceleration — Stock Appreciation Rights	—	576,000	576,000	576,000	576,000	—	576,000
Vesting Acceleration — Restricted Stock Awards(3)	—	1,177,780	1,177,780	1,177,780	1,177,780	—	1,177,780
Vesting Acceleration — Restricted Stock Units(4)	—	85,250	85,250	85,250	85,250	—	85,250
Total	—	3,771,030	3,771,030	4,865,700	4,865,700	—	4,865,700
Kurt A. Gustafson
Cash Severance Payments(1)(2)	—	1,080,000	1,080,000	1,620,000	1,620,000	—	1,620,000
Benefit Payments	—	—	—	46,494	46,494	—	46,494
Vesting Acceleration — Options	—	249,600	249,600	249,600	249,600	—	249,600
Vesting Acceleration — Stock Appreciation Rights		216,000	216,000	216,000	216,000	—	216,000
Vesting Acceleration — Restricted Stock Awards(3)	—	669,478	669,478	669,478	669,478	—	669,478
Vesting Acceleration — Restricted Stock Units(4)	—	45,467	45,467	45,467	45,467	—	45,467
Total	—	2,260,545	2,260,545	2,847,039	2,847,039	—	2,847,039
Francois J. Lebel, M.D.
Cash Severance Payments(1)(2)	—	1,080,000	1,080,000	1,620,000	1,620,000	—	1,620,000
Benefit Payments	—	—	—	30,367	30,367	—	30,367
Vesting Acceleration — Options	—	288,000	288,000	288,000	288,000	—	288,000
Vesting Acceleration — Stock Appreciation Rights	—	240,000	240,000	240,000	240,000	—	240,000
Vesting Acceleration — Restricted Stock Awards(3)	—	847,225	847,225	847,225	847,225	—	847,225
Vesting Acceleration — Restricted Stock Units(4)	—	56,833	56,833	56,833	56,833	—	56,833
Total	—	2,512,058	2,512,058	3,082,425	3,082,425	—	3,082,425

67
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

	Resignation without Good Reason ($)	Death ($)	Disability ($)	Resignation for Good Reason ($)	Involuntary Termination Without Cause ($)	Involuntary Termination For Cause ($)	Termination Within 12 Months Following Change in Control ($)
Keith M. McGahan
Cash Severance Payments(1)(2)	—	1,000,000	1,000,000	1,500,000	1,500,000	—	1,500,000
Benefit Payments	—	—	—	65,805	65,805	—	65,805
Vesting Acceleration — Options	—	249,600	249,600	249,600	249,600	—	249,600
Vesting Acceleration — Stock Appreciation Rights	—	192,000	192,000	192,000	192,000	—	192,000
Vesting Acceleration — Restricted Stock Awards(3)	—	757,918	757,918	757,918	757,918	—	757,918
Vesting Acceleration — Restricted Stock Units(4)	—	45,467	45,467	45,467	45,467	—	45,467
Total	—	2,244,985	2,244,985	2,810,790	2,810,790	—	2,810,790
Thomas J. Riga
Cash Severance Payments(1)(2)	—	1,100,000	1,100,000	1,760,000	1,760,000	—	1,760,000
Benefit Payments	—	—	—	49,923	49,923	—	49,923
Vesting Acceleration — Options	—	288,000	288,000	288,000	288,000	—	288,000
Vesting Acceleration — Stock Appreciation Rights	—	360,000	360,000	360,000	360,000	—	360,000
Vesting Acceleration — Restricted Stock Awards(3)	—	894,962	894,962	894,962	894,962	—	894,962
Vesting Acceleration — Restricted Stock Units(4)	—	56,833	56,833	56,833	56,833	—	56,833
Total	—	2,699,795	2,699,795	3,409,718	3,409,718	—	3,409,718
(1)     Messrs. Turgeon and Gustafson, Dr. Lebel, and Messrs. McGahan and Riga receive (i) a lump sum payment equal to 24 months of their current base salary, (ii) accrued but unpaid base salary, and (iii) a special bonus payment equal to two times their previous year’s bonus if they are terminated without cause, or resign for good reason.
(2)     Messrs. Turgeon, Gustafson, McGahan, Riga and Dr. Lebel receive (i) 24 months of their current base salary (paid monthly over that period), (ii) accrued but unpaid base salary, and (iii) a special bonus payment equal to two times their previous year’s bonus, if terminated without cause within 12 months following a change in control.
(3)     Includes the aggregate fair market value of unvested restricted stock awards.
(4)     Includes the aggregate fair market value of unvested restricted stock units.

68
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
Chief Executive Officer vs. Median Employee Pay Ratio

Presented below is the ratio of annual total compensation of Mr. Joseph W. Turgeon, our Chief Executive Officer, to the annual total compensation of our median employee (excluding our Chief Executive Officer), which we believe was calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.
Annual total compensation for the fiscal year ended December 31, 2020 was $3,713,218 for our Chief Executive Officer and $146,715 for our median employee. These amounts were determined in accordance with SEC rules and included (as applicable): (i) base salary or hourly wages; (ii) cash bonuses; (iii) commissions; (iv) stock-based compensation; (v) matching contributions under our nonqualified deferred compensation plan; and (vi) taxable fringe benefits. As calculated in this manner, the ratio of our Chief Executive Officer’s total compensation to our median employee’s total compensation for 2020 is approximately 25 to 1.
In identifying our median compensated employee for the fiscal year ended December 31, 2020, we used the W-2 “Box 1” amount for each U.S. employee for the year ended December 31, 2020. Comparable cash elements of compensation in non-U.S. jurisdictions were also used for 11 non-resident employees in India and 2 non-resident employees in Canada. All compensation amounts were annualized for permanent employees who did not work for the entire year, such as new hires and employees on paid or unpaid leaves of absence.
We selected the median employee from among 176 full-time and part-time workers who were employed as of December 31, 2020, including our Indian and Canadian employees. The Chief Executive Officer pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodologies and assumptions described above. SEC rules for identifying the median employee and determining the Chief Executive Officer pay ratio permit companies to employ a wide range of methodologies, estimates and assumptions. As a result, the Chief Executive Officer pay ratios reported by other companies, which may have employed other permitted methodologies or assumptions, and which may have a significantly different work force structure from ours, are likely not comparable to our Chief Executive Officer pay ratio.
Report of the Compensation Committee

The Committee has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management as required by Item 402(b) of Regulation S-K. Based on its review and discussions with management, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Respectfully Submitted,

Compensation Committee

Jeffrey L. Vacirca, M.D. (Chair)
Nora E. Brennan
Seth H.Z. Fischer

The foregoing Report of the Committee will not constitute soliciting material and will not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

69
Spectrum Pharmaceuticals	2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Equity Compensation Plan Information

The following table summarizes all of our equity compensation plans, including those approved by stockholders and those not approved by stockholders, as of December 31, 2020.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, SARs, Warrants and Rights (a)	Weighted-average Exercise Price of Options, SARs and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	8,794,502	$6.80	7,581,498
Equity compensation plans not approved by security holders	—	—	—
Employee Stock Purchase Plan approved by security holders	—	—	8,513,574
Total	8,794,502	$6.80	16,095,072
(1)     We currently have one active stockholder-approved stock-based compensation plan, the 2018 Plan. In June 2018, the 2018 Plan replaced our former 2009 Incentive Award Plan. Under the 2018 Plan, we may grant incentive stock options, non-qualified stock options, restricted stock awards, restricted stock units, performance awards, stock appreciation rights and other stock-based awards.
Compensation Committee Interlocks and Insider Participation

Messrs. Cohen (former Chair) and Fischer, Drs. Vacirca (current Chair), Vyas and Welles and Mmes. Brennan and Czerepak were members of the Compensation Committee during fiscal year 2020. All members of the Committee were independent directors, and no member was an employee or former employee of the Company. During fiscal year 2020, none of our executive officers served on the compensation committee (or similar committee) or board of directors of another entity where one of our Committee members was an executive officer.
Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and persons who beneficially own more than ten percent of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of reporting forms furnished to us, and written representations that no other reports were required, we believe that all filing requirements under Section 16(a) of the Exchange Act applicable to our directors, officers and any persons holding 10% or more of our common stock with respect to our fiscal year ended December 31, 2020 were satisfied on a timely basis, except that one Form 4 was not timely filed for Dr. Lebel.

70
	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
Certain Relationships and Related Transactions

Transactions with Related Parties
The son of Joseph W. Turgeon, our President and Chief Executive Officer, is employed by the Company in a non-executive officer position and receives yearly compensation exceeding $120,000. His total compensation for the fiscal year ended December 31, 2019, consisting of salary, cash bonus and equity awards, was $158,343. His total compensation for the fiscal year ended December 31, 2020, consisting of salary, cash bonus and equity awards, was $165,913. His compensation was established by the Company in accordance with its compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions and without the involvement of Joseph W. Turgeon. His compensation is required to be disclosed under Item 404(a) because he is a related person and has a material interest in his yearly compensation.
There are no other transactions, or series of similar transactions, since January 1, 2019, or any currently proposed transaction, to which we are a party that requires disclosure under Item 404(a) of Regulation S-K.
Policy on the Review, Approval or Ratification of Transactions with Related Persons
We have adopted a written policy for approval or ratification of all transactions with related parties that are required to be reported under Item 404(a) of Regulation S-K. The policy provides that the Audit Committee of the Board will review the material facts of all transactions and either approve or disapprove of the entry into the transaction.
The Audit Committee may establish that certain transactions may be pre-approved by the Audit Committee. However, the Audit Committee has not identified any such transactions.
No director may participate in the approval of a transaction for which he or she is a related party. The director must provide all material information concerning the transaction to the Audit Committee.
There were no transactions with related parties required to be reported under Item 404(a) of Regulation S-K since January 1, 2019 where the above policies and procedures did not require review, approval or ratification or where such policies and procedures were not followed.
Other Matters

Our Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, the persons named in the enclosed proxy will have the discretion to vote on such matters in accordance with their best judgment.
A Notice of Internet Availability of Proxy Materials was mailed to our stockholders on or about April 28, 2021, which contained instructions on how to access the proxy materials on the Internet. You may obtain a complete copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, with all exhibits filed therewith, from the SEC’s web site at www.sec.gov under EDGAR filings. We will provide to you a copy of our Annual Report on Form 10-K by writing us at Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052, Attn: Investor Relations. Exhibits filed with our Annual Report will be provided upon written request, in the same manner noted above, at a nominal per page charge. Information on our website, is not part of the proxy soliciting material and is not incorporated herein by reference.

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Spectrum Pharmaceuticals	2021 PROXY STATEMENT

SPECTRUM PHARMACEUTICALS

Redefining Cancer Care

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/SPPI** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR each of the director nominees named in Proposal 1 and FOR Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Against	Abstain
01 - William L. Ashton	☐	☐	☐
02 - Nora E. Brennan	☐	☐	☐
03 - Seth H.Z. Fischer	☐	☐	☐
04 - Joseph W. Turgeon	☐	☐	☐
05 - Jeffrey L. Vacirca	☐	☐	☐
06 - Dolatrai M. Vyas	☐	☐	☐
07 - Bernice R. Welles	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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	2021 PROXY STATEMENT	Spectrum Pharmaceuticals

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — SPECTRUM PHARMACEUTICALS, INC.

Annual Meeting of Stockholders
June 17, 2021 10:00 AM

This proxy is solicited by the Board of Directors

The undersigned, a Stockholder of SPECTRUM PHARMACEUTICALS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Form 10-K and the accompanying Proxy Statement for the Annual Meeting to be held on June 17, 2021, at 10:00 a.m. Pacific Time, at our corporate headquarters located at 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052, and, revoking any proxy previously given, hereby appoints Joseph W. Turgeon and Keith M. McGahan, and each of them individually, proxies and attorneys-in-fact, each with full power of substitution and revocation, and each with all power that the undersigned would possess if personally present, to vote SPECTRUM PHARMACEUTICALS, INC. capital stock which the undersigned is entitled to represent and vote at such meeting and any postponements or adjournments of such meeting, as set forth on the reverse, and in their discretion upon any other business that may properly come before the meeting and any postponements or adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE SIDE OF THIS PROXY, "FOR" THE APPROVAL ON A NON-BINDING ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AND "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE YOUR SHARES BY TELEPHONE OR VIA THE INTERNET OR BY SIGNING AND RETURNING THIS PROXY BY MAIL.

C **Non-Voting Items**

Change of Address — Please print new address below.

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Spectrum Pharmaceuticals	2021 PROXY STATEMENT